UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:


    [X] Preliminary information statement


    [ ] Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))


    [X] Definitive information statement

                               -------------------

                          THERMACELL TECHNOLOGIES, INC.
                      (K/N/A ABSOLUTE WASTE SERVICES, INC.)
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                               -------------------

Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: N/A

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: -0-

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

THERMACELL TECHNOLOGIES, INC.
(K/N/A ABSOLUTE WASTE SERVICES, INC.)

                                901 Chestnut St.
                              Clearwater, FL 33756

                          INFORMATION STATEMENT NOTICE

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

    Notice is hereby given that on July 31, 2003, we received the written consent, in lieu of a meeting of stockholders, from the holders of approximately 77% of our outstanding voting stock, approving amendments to our certificate of incorporation that changes our name from 'ThermaCell Technologies, Inc.' to 'Absolute Waste Services, Inc.' and approving an amendment to our certificate of incorporation that increases the number of authorized shares of common stock from 20,000,000 to 150,000,000 and increases the number of authorized preferred shares from 20,000,000.to 50,000,000. These actions were taken in connection with an Agreement and Plan of Merger by and between Absolute Industries, Inc., LLC, a Texas limited liability company ("Absolute") and the Company.

    You are encouraged to read the attached Information Statement, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2, the actions described herein will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed to the Stockholders. The Company anticipates this date to occur on or about October __, 2003.

    THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 607.0704, Florida Statutes.

                                           By Order of the Board of Directors

/s/ Tom Duszynski

                                              Tom Duszynski

                                              ----------------------

Clearwater Florida
October __, 2003

THERMACELL TECHNOLOGIES, INC.
(K/N/A ABSOLUTE WASTE SERVICES, INC.)

                                901 Chestnut St.
                                  Clearwater, FL 33756

                              INFORMATION STATEMENT

    The purpose of this Information Statement is to notify the holders of our common stock as of the close of business on August 24, 2003 (the 'Record Date'), that on July 31, 2003 we received the written consent, in lieu of a meeting of stockholders, from the holders of 7,721,487 shares of our common stock, representing approximately 77% of our outstanding voting stock, approving an amendment to our certificate of incorporation that changes our name from 'ThermaCell Technologies, Inc.' to 'Absolute Waste Services, Inc.' and approving an amendment that will increase the number of authorized shares of common stock from 20,000,000 to 150,000,000 and number of authorized shares of preferred stock from 5,000,000 to 50,000,000.

    This Information Statement is first being mailed or furnished to stockholders on or about October __, 2003. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding this Information Statement to their clients.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                               SECURITY OWNERSHIP

    As of the Record Date, there were 10,000,000 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles its holder to one vote.

    The following table sets forth certain information concerning the ownership of our common stock, as of August 24, 2003, by (i) all persons known by us to beneficially own five percent (5%) or more of the outstanding shares of common stock, (ii) each director and executive officer required to be named hereunder and (iii) all of our directors and executive officers as a group. Unless otherwise noted, each stockholder named has sole voting and investment power with respect to such shares, subject to community property laws where applicable.

------------------------------------- ----------------------------------- -----------------------
Name                           Number of shares of common stock    Percentage of shares of common
                               beneficially owned                  stock beneficially owned (1)
------------------------------------- ----------------------------------- -----------------------
Tom Duszynski and Don Huggins through the following entities:

PAC Funding, LLC (2)                        5,000,000                          50%
Augustine Fund, LP (3)                      2,507,188                          25%
Private Capital Group, Inc. (4)               217,293                         2.2%
TA Holdings, Inc.                             135,000                         1.3%
                                            ---------                        -----
                           TOTALS           7,859,487                        78.5%
                                            =========                        =====

All officers and directors as a             7,181,585                        78.5%
group [3 persons]

 (1) Applicable percentage of ownership as of August 24, 2003 is based on 10,000,000 shares of common stock outstanding.
 (2) Don Huggins and Tom Duszynsiki are the Co Managers of PAC Funding, LLC and were directors of the Company as of August 24, 2003.
 (3) Tom Duszynsiki is a principal of Augustine Fund, LP.
 (4) Private Capital Group, Inc. and TA Holdings, Inc. are owned by Margie Huggins, the wife of Don Huggins. Mr. Huggins disclaims beneficial ownership interest of his wife's ownership of Private Capital Group, Inc. and TA Holdings, Inc.

STOCKHOLDER ACTIONS

                                  INTRODUCTION

On July 31, 2003, our Board of Directors unanimously approved an amendment and restatement of our Certificate of Incorporation that changes our name from 'ThermaCell Technologies, Inc.' to 'Absolute Waste Services, Inc.' (the 'Name Change Amendment') and submitted such matter for stockholder approval. On July 31, 2003, stockholders holding approximately 77% of our outstanding voting stock, acting by majority written consent, approved and ratified the Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A.

On July 31, 2003, our Board of Directors unanimously approved an amendment and restatement of our Certificate of Incorporation that will increase the number of authorized shares of common stock from 20,000,000 to 150,000,000 and increased the number of authorized shares of preferred stock from 5,000,000 to 50,000,000 ("Share Increase Amendment") and submitted such matter for stockholder approval. On July 31, 2003, stockholders holding approximately 77% of our outstanding voting stock, acting by majority written consent, approved and ratified the Share Increase Amendment, a copy of which is attached to this Information Statement as Exhibit "A." A copy of the Amendment to the Articles of Incorporation reflecting the Name Change Amendment and Share Increase Amendment is attached as Exhibit "B."


PURPOSE OF THE NAME CHANGE AND SHARE INCREASE AMENDMENT

                  On August 23, 2003, we finalized on an Agreement and Plan of Merger ("Merger Agreement") with ABSOLUTE INDUSTRIES, LLC, a Texas limited liability company ("Absolute"). Absolute is engaged in pickup, disposal, remediation and transportation of waste for residential and commercial companies, primarily in South Texas. In addition, Absolute rents containers for waste storage and disposal. Absolute had audited gross revenues of approximately $4.4 million for fiscal year ended December 31, 2002. The merger with Absolute is our initial step to effect a consolidation of small to medium size businesses in the solid waste disposal industry. Copies of the audited financial statement of Absolute for years ended December 31, 2002 and 2001 are attached as Exhibit "C."

                  Pursuant to the terms of the Merger Agreement, Absolute merged into a newly formed Texas corporate subsidiary of our subsidiary being the surviving entity. As such, the prior business and operations of Absolute are now contained in the issuer's wholly owned Texas subsidiary.

                  In accordance with the terms of the Merger Agreement, 100% of the equity interests of Absolute is exchangeable into 27,000,000 shares of the Company's Class A Convertible Preferred Stock. Each share of preferred stock is convertible into one (1) share of common stock and entitled to three (3) votes.

                  Prior to the Merger, the Company had 10,000,000 new common shares outstanding which were approved for issuance under the issuer's Plan of Reorganization, which was confirmed in August, 2002. All of such shares have been issued to the existing shareholders, creditors and debtor in possession funding source. As part of the Merger with Absolute, an additional 10,000,000 new restricted common shares were issued. 4,000,000 of such new restricted common shares were issued to Private Capital Group, Inc. - one of the managers of Pac Funding, LLC, the debtor in possession funding source. 1,000,000 new restricted common shares were issued to Thomas F. Duszynski, who is an affiliate of Augustine Fund, LP, the other co-manager of Pac Funding, LLC. 3,000,000 new restricted common shares were issued to The Harrelson Group, which acted as a finder and facilitator for this Merger. 2,000,000 new restricted common shares were issued as consideration for additional capital.

                  Accordingly, after the Merger we have 20,000,000 common shares outstanding and are obligated to issue 27,000,000 preferred shares, each of which is converted into one (1) common share and each of which is entitled to three (3) votes per share.

                  As part of the Merger, current vacancies on the board were filled until the next meeting of shareholders and officers were reconstituted to consist of James D. Wright, William M. Davis, Lawrence A. Woods and Thomas F. Duszynski. See Exhibit "D" for background information regarding these individuals. Mr. Huggins resigned as a director and officer. The Company also agreed not enter into any reverse stock splits until the issuer's stock is closed at or above $3.00 per share for 90 consecutive trading days, or until August 24, 2004, whichever occurs first.

                  In connection with the Merger Agreement, Thomas F. Duszynski and Don Huggins entered into an Inducement/Indemnity Agreement, which requires Pac Funding, LLC to indemnify the Company for any liabilities, debts and obligations of the issuer that existed prior to the closing date or were not otherwise discharged as part of the bankruptcy proceeding. The estimated amount of assumed liabilities by Pac Funding, LLC is approximately $340,000. In addition, Pac Funding, LLC is obligated to pay the professional fees and other expenses in connection with the issuer's Form 15c2-11 application with the NASD and EDGAR filing costs through September 30, 2004. The indemnity obligations are not personal obligations or guaranties of Mr. Duszynski and Mr. Huggins, rather obligations of Pac Funding, LLC. Mr. Duszynski, Mr. Huggins and Absolute make certain other representations and warranties as is more fully set forth in the Inducement/Indemnity Agreement.

                  The Agreement and Plan of Merger, Certificate of Designation of Rights, Preferences, and Obligations of the Convertible Series A Preferred Stock and Inducement/ Indemnity Agreement are included as Exhibits "E," "F" and "G" respectively to this Information Statement. The information contained in the body of this Information Statement is only a summary of the terms and conditions of these documents and agreements, which are incorporated herein by reference, the terms of which shall control.

                  In light of the Absolute merger, management of the Company is currently evaluating the alternatives that may be available relating to the future of ThermaCell Industries, Inc., a wholly owned subsidiary of the issuer. ThermaCell Industries, Inc. is currently the owner of the Company's evacuated microsphere technologies. These assets are carried at a nominal value on the issuer's financial statements. The physical plant and assets for microsphere evacuation is in a warehouse located in Deland, Florida. The issuer is currently negotiating with other parties to potentially divest itself of such assets in order to obtain additional capital.

                  The new CUSIP number for the Company's common shares is 00387L 10 6. On September 3, 2003 the NASD released the Company's new call symbol "ABWS", which replaces the prior call symbol "VCLL". The Company has submitted a Form 15(c)2-11 to the NASD for trading privileges of our common stock on the pink sheets. After trading commences on the pink sheets the Company intends to request trading privileges on the OTC:BB with the NASD for its common shares.

EFFECTS OF THE NAME CHANGE

    Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name 'ThermaCell Technologies, Inc.' will continue to be valid and represent shares of Absolute Waste Services, Inc.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of our outstanding common stock is required to change our name from 'ThermaCell Technologies, Inc.' to 'Absolute Waste Services, Inc.,' which vote was obtained by a majority written consent dated July 31, 2003 from holders of approximately 77% of our outstanding common stock.

PURPOSE OF INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Company is contractually obligated to issue additional authorized shares of common stock in connection with the Absolute merger. In accordance with the terms of the Merger Agreement with Absolute all of the Company's authorized common shares are issuable. The Company requires additional authorized common shares underlying the one for one conversion feature of the 27,000,000 newly created and issued shares of Series A Preferred Stock issued to the Absolute members. In addition to the reasons set forth above, the Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for other possible future financings, possible future acquisition transactions and other general corporate purposes. The Company's Board of Directors believes that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

    The amendment to the Company's Articles of Incorporation provides for the authorization of 150,000,000 shares of the Company's common stock. There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

o The ability to raise capital by issuing capital stock under the transaction described above, or other financing transactions.

o The ability to fulfill our Company's obligations by having capital stock available upon the conversion of preferred stock.

o To have shares of common stock available to pursue business expansion opportunities, if any.

    The disadvantages include:

o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

     The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

CREATION OF BLANK CHECK PREFERRED STOCK/SERIES A PREFERRED STOCK

         The amendment to the Certificate of Incorporation will create 50,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Certificate of Incorporation attached as Exhibit "B" to this information statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Amendment to the Certificate of Incorporation as set forth in Exhibit "B."

         Of the 50,000,000 authorized preferred shares, 27,000,000 are designated as Series A Preferred Stock and are issuable in connection with the Absolute merger. Each share of Series A Preferred Stock has three (3) votes per share and is convertible into one (1) common share. Accordingly, the former Absolute members are in a position to control the affairs of the Company, including the election of directors, approval of future acquisitions or the terms of a sale or merger of the Company. A copy of the Rights, Requirements and Preferences of the Series A Preferred Stock is attached as Exhibit "D" to this Information Statement.

        The remaining 23,000,000 shares of preferred stock are referred to as "blank-check" preferred stock. The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

         Subject to the provisions of the Company's Amended Articles of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders.

         The Amendment provides the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

            While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of our outstanding common stock is required to increase the authorized shares of common stock from 20,000,000 to 150,000,000 and to increase our authorized preferred stock from 5,000,000 to 50,000,000, which vote was obtained by a written consent dated July 31, 2003 from the holders of approximately 77% of our outstanding voting common shares.

DISSENTERS' RIGHTS OF APPRAISAL

    The Florida General Corporation Law does not provide for appraisal or dissenter rights in connection with our name change, increase in authorized common shares and preferred shares or the Absolute Merger.

ADDITIONAL INFORMATION

    We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.


10/2/2003 2:07 PM
44589.107408
#302050 v1 - Absolute Waste Services, Inc. - Schedule 14C



                                                   EXHIBITS TO INFORMATION STATEMENT

------------------------ ---------------------------------------------------------------------------------------------
    Exhibit Letter                                               Description
------------------------ ---------------------------------------------------------------------------------------------
------------------------ ---------------------------------------------------------------------------------------------
           A             Form of Written Consent of Shareholders Approving Nam Change Amendment and Share Increases
                         Amendment
------------------------ ---------------------------------------------------------------------------------------------
           B             Form of Amendment to Articles of Incorporation
------------------------ ---------------------------------------------------------------------------------------------
           C             Audited Financial Statement of Absolute Industries, LLC for Years Ended December 31, 2002
                         and 2001
------------------------ ---------------------------------------------------------------------------------------------
           D             Background Information of Directors Replacing Vacancies
------------------------ ---------------------------------------------------------------------------------------------
           E             Agreement and Plan of Merger by and between Absolute
                         Industries, LLC and ThermaCell Technologies, Inc.
------------------------ ---------------------------------------------------------------------------------------------
           F             Certificate of Rights, Designations and Preferences of Series A Preferred Stock
------------------------ ---------------------------------------------------------------------------------------------
           G             Inducement/Indemnity Agreement of Tom Duszynski and Don Huggins and PAC Funding, LLC
------------------------ ---------------------------------------------------------------------------------------------

EXHIBIT A

                            ACTION BY WRITTEN CONSENT
                               OF SHAREHOLDERS OF
                          THERMACELL TECHNOLOGIES, INC.

         We, the undersigned being the holders of a majority of the voting rights for the shares of the outstanding Common Stock of THERMACELL TECHNOLOGIES, INC. (the "Corporation"), having not less than the minimum number of votes necessary to take the actions set forth herein, and acting pursuant to the authority conferred in Section 607.0704 and 607.0722, Florida Statutes, do hereby take and adopt the following actions, in writing without a meeting:

         RESOLVED, that the Shareholders hereby adopt and approve an Amendment to the Articles of Incorporation of the Corporation, a copy of which is attached hereto as Exhibit "A," which deletes Article IV of the existing Articles of Incorporation of the Corporation and substitutes a new Article IV in lieu thereof which (i) increases the number of authorized shares of common stock to 150,000,000 shares, (ii) authorizes 50,000,000 shares of preferred stock to be issued with such rights, designations, and preferences as established from time to time by the board of directors as more fully set forth therein, and (iii) authorizes the issuance of 10,000,000 new shares of common stock to replace old shares of outstanding common stock pursuant to an Order confirming the Plan of Reorganization in the U.S. Bankruptcy Court, Middle District of Florida, Case No. 01-20854-861.

         RESOLVED, that the Shareholders also approve a change in the name of the Corporation to Absolute Waste Services, Inc.

         FURTHER RESOLVED, that prompt notice of the action shall be given to those shareholders entitled to vote who have not signed this Consent, as provided in Section 607.0704, Florida Statutes.

         FURTHER RESOLVED, that this action by written consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         FURTHER RESOLVED, that no proxies were solicited or use of the mails or means of interstate commerce in executing this consent it being expressly represented the consents were executed in person at the officers of the Company located at 901 Chestnut Street, Clearwater, Florida.

         The actions contained herein were approved on the ___ day of July, 2003, and shall be effective as of that date the attached Articles of Amendment to Certificate of Incorporation are filed.

         IN WITNESS WHEREOF, the undersigned have executed the foregoing Corporate Actions for purposed giving their consent thereto.

           SHAREHOLDERS:

           AUGUSTINE FUND, L.P.

           By:
              -----------------------------------------------------------
           Print Name:
                      ---------------------------------------------------
           Title:
                 --------------------------------------------------------

           PRIVATE CAPITAL GROUP, INC.


           By:
              -----------------------------------------------------------
           Print Name:
                      ---------------------------------------------------
           Title:
                 --------------------------------------------------------


           PAC FUNDING, LLC


           By:
              -----------------------------------------------------------
           Print Name:
                      ---------------------------------------------------
           Title:
                 --------------------------------------------------------

#302050 v1 - Absolute Waste Services, Inc. - Schedule 14C

EXHIBIT B

                            ARTICLES OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                          THERMACELL TECHNOLOGIES, INC.

         The undersigned, being the President of THERMACELL TECHNOLOGIES, INC., a Florida corporation (the "Corporation"), does hereby certify that the Amendment provided for herein to change the name of the Corporation and to increase the number of authorized shares of the Common Stock of the Corporation was adopted unanimously by Special Corporate Actions by Written Consent of the Board of Directors of the Corporation on July 31, 2003, and written consent of shareholders owning a majority of the outstanding shares entitled to vote of the Corporation, in accordance with the provisions of Chapter 607 of the General Corporation Law of the State of Florida, and the number of votes cast in favor of the Amendments was sufficient to carry the motion.

         1. Article I of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

                  I. The name of the Corporation is:

                          Absolute Waste Services, Inc.

         2. Article IV of the Articles of Incorporation, as it pertains to the authorized shares of the Capital Stock of the Corporation is hereby amended as follows:

                           ARTICLE IV - Capital Stock
                           --------------------------

     This Corporation shall be authorized to issue a total of 200,000,000 shares of two classes of capital stock to be designated respectively preferred stock ("Preferred Stock") and Common Stock ("Common Stock"). The total number of shares of Preferred Stock the corporation shall have authority to issue is 50,000,000, $.001 par value per share and the total number of shares of Common Stock the corporation shall have authority to issue is 150,000,000, $.0001 par value per share, which shall have one (1) vote per share. The Preferred Stock authorized by this Certificate of Incorporation shall be issued in series. The Board of Directors is authorized to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by law, the rights, preferences and limitations of each series of the Preferred Stock and the relative rights, preferences and limitations between or among such series including:

     (1) the designation of each series and the number of shares that shall constitute the series;

     (2) the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

     (3) whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

     (4) sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

     (5) the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment;

     (6) voting rights, if any, on the shares of each series and any conditions upon the exercisability of such rights.

                  The holders of Common Stock shall be entitled to one vote for each share held at all meetings or other actions of the Stockholders of the Corporation.

         3. Pursuant to an order issued by the United States Bankruptcy Court for the Middle District of Florida, Tampa Division, case No. 01-20854-8G1, previously issued shares of the Corporation's common stock are canceled and replaced by new shares authorized from the Plan of Reorganization (the "Plan"). A total of 10,000,000 new common shares were authorized for issuance under the Plan as follows:

     (i) The Plan provides that 1,000,000 new common shares will be issued to the existing common shareholders of the Corporation. As of August 30, 2002, according to the records of the Corporation maintained by transfer agent, there were 13,0346,228 issued and outstanding shares of the Corporation's old common stock. Thus, pursuant to the Plan and the actions taken by the Corporation's board of directors and shareholders, existing ThermaCell stockholders are entitled to receive one (1) new ThermaCell common share for every 13.034 old ThermaCell common shares previously held, subject to adjustment in the event the actual number of shares outstanding are reconciled or adjusted between the transfer agent and the Corporation's records. No fractional shares, scripts or cash in lieu of fractional shares shall be issued. Shares shall be rounded to the nearest whole number. The record date shall be August 30, 2002.

     (ii) The Plan authorizes 4,000,000 new common shares be issued to the unsecured creditors on a pro rata based upon each creditor's relative percentage of total claims under the Plan in full and complete satisfaction of such unsecured creditors claims against the Corporation.

     (iii)The Plan authorizes 5,000,000 new common shares be issued to Pac Funding, LLC to satisfy debtor-in-possession funding amounts provided under the Plan.

         4. The capital of the Corporation will not be reduced under or by reason of said Amendment.

         IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has executed this Amendment to Articles of Incorporation of ThermaCell Technologies, Inc., a Florida corporation, the 31st day of July, 2003, for the purpose of amending the Articles of Incorporation under Section 607.1006, Florida Statutes, and hereby certify that the facts herein stated are true and correct, and were approved by the votes of Shareholders owning a majority of the shares entitled to vote and the vote was sufficient to carry motion.

                               THERMACELL TECHNOLOGIES, INC.,
                               a Florida corporation

                               By:/s/   Donald Huggins
                                  -----------------------------------------
                                        Donald Huggins, President


STATE OF FLORIDA           )
COUNTY OF PINELLAS         )

         The foregoing instrument was acknowledged before me this 31st day of July, 2003, by DONALD HUGGINS, as President of THERMACELL TECHNOLOGIES, INC., a Florida corporation, on behalf of said corporation, who is personally known to me.

                                 /s/      Tawny L. Best
                                 -------------------------------------------
                                          Notary Public
                                 Print Name:         Tawny L. Best
                                 -------------------------------------------
                                        Commission #DD187314
                                        My Commission Expires: February 24, 2007
                                                      Bonded thru
                                                      Atlantic Bonding Co., Inc.

#302050 v1 - Absolute Waste Services, Inc. - Schedule 14C

EXHIBIT C

LUBY & BIRDWELL, LLP
CERTIFIED PUBLIC ACCOUNTANTS
101 North Shoreline, Suite 580, Corpus Christi, Texas 78401   Ph (361) 883-0292
email - bbirdwell@sbcglobal.net                               Fax (361) 883-0151





                          Independent Auditors' Report


To the Members of
Absolute Industries, LLC


We have audited the balance sheet of Absolute Industries, LLC ("Company") as of December 31, 2002, and the related statement of income, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Absolute Industries, LLC as of December 31, 2002, and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

April 18, 2003

                            ABSOLUTE INDUSTRIES, LLC

                                  BALANCE SHEET

                                DECEMBER 31, 2002


Assets
Current Assets
Cash and Cash Equivalents                                  $          6,226
Receivables:
     Trade                                                          939,387
     Related Party                                                   84,303
     Employees                                                        4,416
 Notes Receivable - Related Party                                   282,327
 Accrued Interest Receivable                                         33,357
 Prepaid Expenses                                                     4,044
                                                           ----------------

     Total Current Assets                                         1,354,060

Property and Equipment
Land                                                                 35,000
Buildings and Improvements                                           10,000
Machinery and  Equipment                                          2,952,965
Office Furniture and Fixtures                                        10,937
Accumulated Depreciation                                           (644,554)
                                                          -----------------

     Net Property and Equipment                                   2,364,348
                                                          -----------------

     Total Assets                                          $      3,718,408
                                                          =================

Liabilities and Members' Equity
Current Liabilities
Accounts Payable                                           $        488,054
Deferred Revenue                                                     60,411
Deferred Income Taxes                                               141,726
Accrued Expenses                                                    100,861
Current Portion of Long-Term Debt                                   380,865
                                                          ------------------

     Total Current Liabilities                                    1,171,917

Long-Term Debt, less current portion                              1,597,462

Members' Equity                                                     949,029
                                                          ------------------


     Total Liabilities and Members' Equity              $         3,718,408
                                                          ==================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                               STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 2002




Revenues
     Box Rental                                               $        359,600
     Garbage Collection                                              1,674,089
     Remediation                                                       514,571
     Transportation                                                  2,058,430
                                                              ----------------

     Gross Revenues                                                  4,606,690

Operating Expenses                                                   4,447,991
                                                              ----------------

     Income from Operations                                            158,699

Other Income (Expense)
     Interest Expense                                                 (168,921)
     Interest Income                                                    16,940
     Loss on Sale of Equipment                                          (1,975)
     Miscellaneous Expense                                             (13,842)
                                                              ----------------

     Loss Before Income Taxes                                           (9,099)

Income Tax (Expense) Benefit
     Current                                                                 -
     Deferred                                                           11,933
                                                                      --------

                                                                        11,933
                                                                      --------

     Net Income                                               $          2,834
                                                              ================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                          STATEMENT OF MEMBERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 2002




                                                                   Members'
                                                                   Equity
                                                                 -----------

     Balance at January 1, 2002                               $      946,195

     Net Income                                                        2,834
                                                                 -----------

     Balance December 31, 2002                                $      949,029
                                                                 ===========


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



Cash Flows from Operating Activities
Net Income                                                     $          2,834
     Adjustments to Reconcile Net Income to
     Net Cash Provided by Operating Activities:
         Loss on Sale of Fixed Assets                                     1,975
         Depreciation and Amortization                                  336,391
         Increase in Accounts Receivables                                (9,976)
         Increase in Related Party Receivable                            (3,073)
         Increase in Employee Receivable                                 (1,158)

         Decrease in Notes Receivable - Related Party                     8,723
         Increase in Accrued Interest Receivable                        (16,940)
         Increase in Prepaid Expenses                                    (4,044)
         Decrease in Other Assets                                        13,792
         Increase in Accounts Payable                                   194,559
         Increase in Deferred Revenue                                    60,411
         Decrease in Deferred Income Taxes                              (11,933)
         Increase in Accrued Expenses                                    59,159
                                                              ------------------
Net Cash Provided by Operating Activities                               630,720

Cash Flows from Investing Activities
Proceeds from Sale of Property and Equipment                             15,000
Purchase of Property and Equipment                                   (1,115,791)
                                                               -----------------
Net Cash Used by Investing Activities                                (1,100,791)

Cash Flows from Financing Activities
Principal Payments of Long-Term Debt                                   (334,119)
Proceeds from Long -Term Debt                                           809,041
                                                                ----------------
Net Cash Provided by Financing Activities                               474,922

Net Increase in Cash and Cash Equivalents                                 4,851

Cash and Cash Equivalents at Beginning of Year                            1,375
                                                                ----------------

Cash and Cash Equivalents at End of Year                       $          6,226
                                                                ================

                                   (Continued)


                            ABSOLUTE INDUSTRIES, LLC

                      STATEMENTS OF CASH FLOWS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2002




Supplemental Disclosures:

Cash Paid for Interest                                         $        168,921


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002



1.       Summary of Significant Accounting Policies

Organization and Business Activity

Absolute Industries, LLC (the "Company") a Texas limited liability corporation was created in 1997, under the laws of the state of Texas. They began operations during March 1997. The Company is engaged in pickup, disposal, remediation and transportation of waste for residential and commercial companies primarily in south Texas. In addition, the Company rents containers for waste storage and disposal.

Effective January 1, 2003, the Company's operations noted above were divided into separate entities. The Company is now strictly involved with residential and commercial waste pickup and disposals. Environmental Evolutions Holding, Ltd. (a limited partnership), was created to operate the Company's remediation, transportation and box rental activities. J.W. Venture, LLC (a limited liability company) was created to manage all of the above mentioned related party entities.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash in banks, and all highly liquid investments with a maturity of three months or less.

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002



1.   Summary of Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment are recorded at cost and depreciated on the straight-line method over the estimated useful lives of the buildings and equipment.

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense for the year was $10,566.

Income Taxes

The Company is a limited liability company that has elected to be taxed as a corporation pursuant to the Company filing Form 8832, Entity Classification Election. The election was effective on January 1, 2001.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the difference between the basis of property and equipment and investments for financial reporting and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future federal income taxes.

The net deferred tax liability in the accompanying balance sheet includes the following amounts of deferred tax assets and liabilities:

     Deferred Tax Liability                               277,929
     Deferred Tax Asset                                  (136,203)
                                                     ----------------

     Net Deferred Tax Liability                        $  141,726
                                                       ==========

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002


2.       Long-Term Debt

Notes Payable and Long-Term Debt consists of the following at December 31, 2002.

     Note payable to bank, monthly principal
           and interest payments of $1,873, interest
         rate 9.02%, maturing 2006, secured
         by equipment                                                                   $         73,847

     Note payable to finance company, monthly principal and interest payments of
         $5,023, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                            131,639

     Note payable to finance company, monthly principal and interest payments of
         $1,726, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                   $         70,636

     Note payable to finance company, monthly principal and interest payments of
         $1,644, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                             60,411

     Note payable to finance company, monthly principal and interest payments of
         $1,583, interest rate 10.0%, maturing 2004, secured
         by equipment                                                                             30,342

     Note payable to finance company, monthly principal and interest payments of
         $672, interest rate 10.15%, maturing 2006, secured
         by equipment                                                                             21,613

     Note payable to finance company, monthly principal and interest payments of
         $703, interest rate 9.6%, maturing 2004, secured
         by equipment                                                                             18,123


                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002



2.   Long-Term Debt (continued)

     Note payable to bank under a $500,000 line of credit , interest payable monthly, principal payable on demand, interest rate 6.25%, secured by accounts receivable,
         unused portion $1,902                                                                   498,098

     Note payable to bank, monthly principal and interest payments of $5,199, interest rate 8.5%, maturing 2004, secured
         by equipment                                                                   $         63,507

     Note payable to bank, monthly principal and interest payments of $6,221, interest rate 7.49%, maturing 2004, secured
         by equipment                                                                            142,022

     Note payable to finance company, monthly principal and interest payments of
         $777, interest rate 10.32%, maturing 2005, secured
         by equipment                                                                             26,420

     Note payable to finance company, monthly principal and interest payments of
         $1,188, interest rate 9.85%, maturing 2004, secured
         by equipment                                                                             31,412

     Note payable to finance company, monthly principal and interest payments of
         $703, interest rate 16.86%, maturing 2004, secured
         by equipment                                                                             16,619

     Note payable to finance company, monthly principal and interest payments of
         $6,040, interest rate 9.9%, maturing 2007, secured
         by equipment                                                                            273,802


                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002



2.       Long-Term Debt (continued)

     Note payable to finance company, monthly principal and interest payments of
         $5,943, interest rate 10.75%, maturing 2005, secured
         by equipment                                                                            169,136

     Note payable to finance company, monthly principal and interest payments of
         $3,108, interest rate 8.15%, maturing 2005, secured
         by equipment                                                                             81,564

     Note payable to finance company, monthly principal and interest payments of
         $7,057, interest rate 7.5%, maturing 2005, secured
         by equipment                                                                            209,846

     Other notes payable                                                                          59,290
                                                                                        ----------------

     Total Notes Payable and Long-Term Debt                                                    1,978,327

     Less Current Portion of Long-Term Debt                                                      380,865
                                                                                        ----------------

         Long-Term Debt                                                                 $      1,597,462
                                                                                        ================

Principal payments on long-term debt at December 31, 2002 are as follows:

         2003                                                       $  380,865
         2004                                                          425,963
         2005                                                          460,336
         2006                                                          497,482
         2007                                                          213,681

Long-Term Debt was consolidated into one note agreement on February 21, 2003. The terms of the new debt agreement require monthly principal and interest payments of $43,708 based on an interest rate of 7.785% maturing in 2008. The debt is secured by accounts receivable and equipment.

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002



3.   Leases

The Company leases real property and equipment under both non-cancelable and month to month operating leases. Rentals paid under these leases were approximately $280,000 during the year ended December 31, 2002.

Future minimum rental payments under the non-cancelable operating leases at December 31, 2992 are as follows:

              2003                                                 $  123,504
              2004                                                     37,104
              2005                                                     34,768

4.   Related Party Transactions

The Company entered into a note receivable agreement with a related party on December 31, 2000. The written terms of the note receivable are as follows:
Accrued interest is due and payable annually on January 1st of each year. The unpaid principal balance and all accrued interest are due and payable in one lump sum on January 1, 2005. Other related party transactions included advances approximately equaling $84,000.

LUBY & BIRDWELL, LLP
CERTIFIED PUBLIC ACCOUNTANTS
101 North Shoreline, Suite 580, Corpus Christi, Texas 78401    Ph (361) 883-0292
email - bbirdwell@sbcglobal.net                               Fax (361) 883-0151





                          Independent Auditors' Report


To the Members of
Absolute Industries, LLC


We have audited the balance sheet of Absolute Industries, LLC ("Company") as of December 31, 2001, and the related statement of income, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Absolute Industries, LLC as of December 31, 2001, and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

July 17, 2003

                            ABSOLUTE INDUSTRIES, LLC

                                  BALANCE SHEET

                                DECEMBER 31, 2001


Assets
Current Assets
Cash and Cash Equivalents                                     $          1,376
Receivables:
     Trade                                                           1,050,323
     Related Party                                                      81,229
     Employees                                                           3,258
 Notes Receivable - Related Party                                      273,620
 Accrued Interest Receivable                                            16,417
 Prepaid Expenses                                                       13,814
                                                              ----------------

     Total Current Assets                                            1,440,037

Property and Equipment
Buildings and Improvements                                              36,116
Machinery and Equipment                                              1,891,804
Office Furniture and Fixtures                                            1,040
Accumulated Depreciation                                              (327,169)
                                                              ----------------

     Net Property and Equipment                                      1,601,791

Intangible Assets, net of accumulated amortization                         110
                                                              ----------------

     Total Assets                                             $      3,041,938
                                                              ================

Liabilities and Members' Equity
Current Liabilities
Accounts Payable                                              $        339,586
Accrued Expenses                                                        82,768
Deferred Income Taxes                                                  153,659
Current Portion of Long-Term Debt                                      502,555
                                                            ------------------

     Total Current Liabilities                                       1,078,568

Long-Term Debt, less current portion                                 1,017,175


Members' Equity                                                        946,195
                                                            ------------------



     Total Liabilities and Members' Equity                 $         3,041,938
                                                           ===================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                               STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 2001




Revenues
     Box Rental                                                $        106,361
     Garbage Collection                                                 768,383
     Remediation                                                        823,387
     Transportation                                                   2,304,904
                                                               ----------------

     Gross Revenues                                                   4,003,035

Operating Expenses                                                    3,630,948
                                                               ----------------

     Income from Operations                                             372,087

Other Income (Expense)
     Interest Expense                                                  (147,284)
     Interest Income                                                     16,417
     Gain on Sale of Equipment                                           18,000
     Miscellaneous Income                                                13,501
     Miscellaneous Expense                                              (35,718)
                                                               ----------------

     Income Before Income Taxes                                         237,003

Income Tax (Expense) Benefit
     Current                                                                  -
     Deferred                                                          (153,659)
                                                                    -----------

                                                                       (153,659)

     Net Income                                                $         83,344
                                                               ================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                          STATEMENT OF MEMBERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 2001




                                                                     Members'
                                                                     Equity
                                                               ----------------
     Balance at January 1, 2001                                 $      862,851

     Net Income                                                         83,344

                                                               ----------------
     Balance December 31, 2001                                  $      946,195
                                                               ================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2001



Cash Flows from Operating Activities
Net Income                                                     $         83,344
     Adjustments to Reconcile Net Income to
     Net Cash Provided by Operating Activities:
         Gain on Sale of Assets                                         (18,000)
         Depreciation and Amortization                                  188,335
         Increase in Accounts Receivables                              (644,163)
         Increase in Employee Receivable                                 (2,074)
         Increase in Accrued Interest Receivable                        (16,417)
         Decrease in Other Assets                                           264
         Increase in Accounts Payable                                   278,968
         Increase in Deferred Income Taxes                              153,659
         Increase in Accrued Expenses                                    79,993
                                                             ------------------
Net Cash Provided by Operating Activities                               103,909

Cash Flows from Investing Activities
Proceeds from Sale of Property and Equipment                             18,000
Purchase of Property and Equipment                                   (1,197,715)
                                                              -----------------
Net Cash Used by Investing Activities                                (1,179,715)

Cash Flows from Financing Activities
Principal Payments of Long-Term Debt                                   (223,652)
Proceeds from Long -Term Debt                                         1,284,943
                                                               ----------------
Net Cash Provided by Financing Activities                             1,061,291

Net Decrease in Cash and Cash Equivalents                               (14,515)

Cash and Cash Equivalents at Beginning of Year                           15,891
                                                               ----------------

Cash and Cash Equivalents at End of Year                       $          1,376
                                                               ================
                                   (Continued)

                            ABSOLUTE INDUSTRIES, LLC

                      FOR THE YEAR ENDED DECEMBER 31, 2001




Supplemental Disclosures:

Cash Paid for Interest                                         $        147,283


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001


1.       Summary of Significant Accounting Policies

Organization and Business Activity
Absolute Industries, LLC (the "Company") a Texas limited liability corporation was created in 1997, under the laws of the state of Texas. They began operations during March 1997. The Company is engaged in pickup, disposal, remediation and transportation of waste for residential and commercial companies primarily in south Texas. In addition, the Company rents containers for waste storage and disposal.

Effective January 1, 2003, the Company's operations noted above were divided into separate entities. The Company is now strictly involved with residential and commercial waste pickup and disposals. Environmental Evolutions Holding, Ltd. (a limited partnership), was created to operate the Company's remediation, transportation and box rental activities. J.W. Venture, LLC (a limited liability company) was created to manage all of the above mentioned related party entities.

Effective April 1, 2003, the Company entered into an agreement and plan of reorganization with Sixteen Services, Inc., a Texas corporation. Sixteen Services, Inc. under the agreement and plan of reorganization is a wholly owned subsidiary of the Company that is engaged in commercial garbage collection in south Texas. In addition, effective April 1, 2003, the Company purchased 100% of all assets of STRD, Inc, which was engaged in commercial and residential garbage collection.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash in banks, and all highly liquid investments with a maturity of three months or less.

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001



1.   Summary of Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment are recorded at cost and depreciated on the straight-line method over the estimated useful lives of the buildings and equipment.

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense for the year was $17,863.

Income Taxes

The Company is a limited liability company that has elected to be taxed as a corporation pursuant to the Company filing Form 8832, Entity Classification Election. The election was effective on January 1, 2001.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the difference between the basis of property and equipment and investments for financial reporting and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future federal income taxes.

The net deferred tax liability in the accompanying balance sheet includes the following amounts of deferred tax assets and liabilities:

     Deferred Tax Liability                                       241,549
     Deferred Tax Asset                                           (87,890)
                                                          ----------------

     Net Deferred Tax Liability                                $  153,659
                                                          ================

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001


2.       Long-Term Debt

Notes Payable and Long-Term Debt consists of the following at December 31, 2001:

     Note payable to bank, monthly principal
         and interest payments of $1,873, interest
         rate 8.9%, maturing 2006, secured
         by equipment                                                                   $         90,191

     Note payable to bank, monthly principal and interest payments of $488, interest rate 9.0%, maturing 2004, secured
         by building                                                                              11,531

     Note payable to bank, monthly principal and interest payments of $1,190, interest rate 10.0%, maturing 2003, secured
         by equipment                                                                             24,804

     Note payable to finance company, monthly principal and interest payments of
         $5,023, interest rate 9.0%, maturing 2005, secured
         by equipment                                                                            176,478

     Note payable to finance company, monthly principal and interest payments of
         $1,726, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                             83,464

     Note payable to finance company, monthly principal and interest payments of
         $1,644, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                             73,427

     Note payable to finance company, monthly principal and interest payments of
         $3,166, interest rate 10.0%, maturing 2004, secured
         by equipment                                                                             45,424

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001



3.       Long-Term Debt (continued)

     Note payable to finance company, monthly principal and interest payments of
         $672, interest rate 10.15%, maturing 2006, secured
         by equipment                                                                   $         27,176


     Note payable to finance company, monthly principal and interest payments of
         $343, interest rate 14.3%, maturing 2005, secured
         by equipment                                                                             12,869

     Note payable to finance company, monthly principal and interest payments of
         $378, interest rate 14.0%, maturing 2006, secured
         by equipment                                                                             15,081

     Note payable to finance company, monthly principal and interest payments of
         $703, interest rate 11.95%, maturing 2005, secured
         by equipment                                                                             24,480

     Note payable to finance company, monthly principal and interest payments of
         $808, interest rate 12.56%, maturing 2003, secured
         by equipment                                                                              9,781

     Note payable to finance company, monthly principal and interest payments of
         $808, interest rate 12.56%, maturing 2003, secured
         by equipment                                                                   $          9,781


                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001



2.       Long-Term Debt (continued)

     Note payable to bank under a $500,000 line of credit, interest payable monthly, principal payable on demand, interest rate 6.5%, secured by accounts receivable,
         unused portion $44,728                                                                  455,272

     Note payable to bank, monthly principal and interest payments of $5,199, interest rate 8.5%, maturing 2004, secured
         by equipment                                                                            131,283

     Note payable to bank under a $200,000 line of credit, interest payable monthly, principal payable on demand, interest rate 7.5%, secured by equipment, unused
         portion $50,791                                                                         149,209

     Note payable to finance company, monthly principal and interest payments of
         $4,421, interest rate 10.0%, maturing 2002, secured
         by equipment                                                                             50,282

     Note payable to finance company, monthly principal and interest payments of
         $703, interest rate 16.85%, maturing 2005, secured
         by equipment                                                                             20,600

     Other notes payable                                                                         108,597
                                                                                        ----------------

     Total Notes Payable and Long-Term Debt                                                    1,519,730

     Less Current Portion of Long-Term Debt                                                      502,555
                                                                                        ----------------

         Long-Term Debt                                                                 $      1,017,175
                                                                                        ================

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001



2.   Long-Term Debt (continued)

Principal payments on long-term debt at December 31, 2001 are as follows:

         2002                                                       $  502,555
         2003                                                          680,173
         2004                                                          176,571
         2005                                                          102,997
         2006                                                           57,434

Long-Term Debt was consolidated into one note agreement on February 21, 2003. The terms of the new debt agreement require monthly principal and interest payments of $43,708 based on an interest rate of 7.785% maturing in 2008. The debt is secured by accounts receivable and equipment.

3.   Leases

The Company leases real property and equipment under both non-cancelable and month to month operating leases. Rentals paid under these leases were approximately $454,000 during the year ended December 31, 2001.

Future minimum rental payments under the non-cancelable operating leases at December 31, 2001 are as follows:

              2002                                                  $  280,000
              2003                                                     123,504
              2004                                                      37,104
              2005                                                      34,768

4.   Related Party Transactions

The Company entered into a note receivable agreement with a related party on December 31, 2000. The written terms of the note receivable are as follows:
Accrued interest is due and payable annually on January 1st of each year. The unpaid principal balance and all accrued interest are due and payable in one lump sum on January 1, 2005. Other related party transactions included advances approximately equaling $81,000.

EXHIBIT D

                         BACKGROUND OF CURRENT DIRECTORS

James D. Wright, Chairman of the Board, CEO, Director, Age 41. Mr. Wright was founder and President of Absolute Industries, LLC, the predecessor organization. Mr. Wright has 20 years experience in the waste industry in all aspects of founding, managing and developing waste services. He will be involved in all acquisitions and all financial, operational and business functions of the company as well as at the board of directors level setting and reviewing corporate policy.

William M. Davis, President, Director, Age 46. Mr. Davis directs the garbage division of Absolute. Prior to joining the company, Mr. Davis spent 15 years in the industry in the financial, operational and M&A functions of large publicly-traded waste operators. His role has included interaction with municipalities in the preparation and securing of municipal bids, acquisitions, management of hauling, landfill, transfer station and recycling operations.

Thomas F. Duszynski, Director, Age 48. Mr. Duszynski is a graduate of the University of Illinois (1973) with a degree in accounting. He is a CPA and worked in public accounting until 1997. He is an officer and affiliate of Augustine Fund, L.P., which is one of the co-managers of Pac Funding, LLC.

Lawrence A. Woods, Director, Age 46. Mr. Woods began his own company in 1996 before being acquired by Absolute Industries, LLC in April 2003. Mr. Woods brings the understanding of building a company from the ground floor. His background in truck repairs and container manufacturing should make major contributions in the area of capital spending.







MTC/ej/300876

EXHIBIT E

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is executed as of the 2nd day of July, 2003, by and among THERMACELL TECHNOLOGIES, INC., a Florida corporation ("THERMACELL"), ABSOLUTE WASTE SERVICES, INC., a newly formed Texas corporation and wholly-owned subsidiary of THERMACELL ("Merger Sub"), ABSOLUTE INDUSTRIES, LLC, a Texas limited liability company ("ABSOLUTE"), and each person owning any interest in ABSOLUTE, as named on the signature pages of this Agreement (hereinafter individually "ABSOLUTE Member" and collectively "ABSOLUTE Members").


                                R E C I T A L S:

         A. The board of directors of THERMACELL and the ABSOLUTE Members have determined that a business combination between THERMACELL and ABSOLUTE is in the best interests of their respective companies and the respective shareholders and members of each of them, and presents an opportunity for their respective companies to enhance the products and services provided to customers and achieve long-term strategic and financial benefits, and, accordingly, have agreed to effect the merger provided for herein upon the terms and subject to the conditions set forth herein.

         B. For federal income tax purposes, it is intended that the merger provided for herein shall qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         C. THERMACELL, Merger Sub, ABSOLUTE and James D. Wright desire to make certain representations, warranties and agreements in connection with the merger.

         NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         As used in this Agreement, the following terms shall have the respective meanings set forth below:

         "Employee Benefit Plan" means any "employee benefit plan" (as such term is defined in ERISA ss.3(3)) and any other employee benefit plan, program or arrangement of any kind.

         "Employee Pension Benefit Plan" has the meaning set forth in ERISA Sec. 3(2).

         "Environmental, Health, and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Knowledge" means actual knowledge.

         "Liability" or "liability" means any liability whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and whether due or to become due.

         "Ordinary course of business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).


                                  I. THE MERGER

         1.1. Merger, Surviving Company. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.5), ABSOLUTE shall be merged with and into Merger Sub in accordance with this Agreement and the separate existence of ABSOLUTE shall thereupon cease (the "Merger"). Merger Sub shall be the surviving entity in the Merger (sometimes hereinafter referred to as the "Surviving Company") and shall remain a wholly-owned subsidiary of THERMACELL. The Merger shall have the effects specified in the applicable sections of the Texas Business Corporation Act, as amended ("TBCA") and the Texas Limited Liability Company Act, as amended ("TLLCA").

         1.2. Articles of Incorporation. At the Effective Time, the Articles of Incorporation of Merger Sub in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Company until altered, amended or repealed as provided therein or by law.

         1.3. Bylaws. At the Effective Time, the Bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Company until altered, amended or repealed as provided therein or by law.

         1.4. Directors and Officers of Surviving Company. The directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company as of the Effective time until changed according to the Bylaws of Merger Sub or according to applicable law.

         1.5. Effective Time. If all of the conditions to the Merger set forth in Article VII shall have been fulfilled or waived in accordance therewith and this Agreement shall not have been terminated as provided in Article VIII, the parties hereto shall cause articles or a certificate of merger meeting the requirements of the TBCA and the TLLCA to be properly executed and filed with the Texas Secretary of State in accordance with such statutes on the Closing Date (as defined in Section 1.8). The Merger shall become effective at the time of filing of the articles or certificate of merger with, and as accepted by, the Texas Secretary of State or at such later time which the parties hereto shall have agreed upon and designated in such filing as the effective time of the Merger (the "Effective Time").

         1.6. Stock of Merger Sub. At the Effective Time, all of the issued and outstanding stock of Merger Sub shall continue to be held by THERMACELL and the Surviving Company will be a wholly-owned subsidiary of THERMACELL.

         1.7      Exchange of THERMACELL Shares for Interests in ABSOLUTE.
                  -------------------------------------------------------

                  a. Exchange of Stock. THERMACELL shall tender at Closing (as defined in Section 1.8) 27,000,000 shares of its Class A convertible preferred stock ("Merger Stock") to the ABSOLUTE Members and all of the pre-Effective Time membership interests of ABSOLUTE, including any rights to acquire pre-Effective Time membership interests of ABSOLUTE ("Outstanding ABSOLUTE Interests") shall be cancelled. Each share of Merger Stock shall have three (3) votes as described in a Certificate of Designation, Preference and Rights for such stock to be filed with the Florida Secretary of State, a true and correct copy of which is attached hereto as Exhibit ___. Each ABSOLUTE Member shall receive the number of shares of Merger Stock that is determined by multiplying 27,000,000 times the total percentage of Outstanding ABSOLUTE Interests owned by such ABSOLUTE Member immediately prior to the Effective Time.

                  b. Certificates. At the Effective Time, a certificate representing the number of shares of Merger Stock for which each ABSOLUTE Member's Outstanding ABSOLUTE Interests shall be exchanged as provided in
Section 1.7.a above shall be delivered to such member.

                  c. Outstanding Options or Warrants. Immediately prior to the Closing, all outstanding options or warrants to purchase membership interests in ABSOLUTE will be exercised to the extent exercisable and canceled to the extent not exercisable.

         1.8. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on or before the date specified in
Section 8.1(e). The date Closing occurs shall be the "Closing Date". The Closing shall take place at the offices of Pearson & Price, PLLC, 800 North Shoreline Boulevard, Suite 1700 South, Corpus Christi, Texas.

           II. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THERMACELL

         THERMACELL represents, warrants and covenants as follows:

         2.1. Corporate Status. THERMACELL is a corporation organized, existing and in good standing under the laws of the State of Florida and has full corporate authority and power to own its properties and conduct its business as now conducted, and is qualified as a foreign corporation in all jurisdictions where required by law because it conducts business, owns assets or maintains a presence therein. At Closing, Merger Sub will be a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Merger Sub will have full corporate power and authority to own and lease its properties and to carry on its business as now conducted. Merger Sub will be qualified as a foreign corporation in all jurisdictions where required by law because it conducts business, owns assets or maintains a presence therein.

         2.2 Bankruptcy Status. In November, 2001, THERMACELL filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. Pursuant to that action, the United States Bankruptcy Court for the Middle District of Florida confirmed THERMACELL's Plan of Reorganization on August 30, 2002 ("Plan of Reorganization"). The previously existing assets and business of THERMACELL have been transferred to a newly-formed subsidiary free and clear of any and all debts, claims, liens, demands and interest of creditors, equity security holders and parties and interests, except as described on Schedule 2.2 attached hereto. All debts, claims and demands that arose before the date of confirmation of the Plan of Reorganization have been discharged, except for the priority tax claims and administrative claims described on Schedule 2.2 attached hereto. A copy of the Plan of Reorganization is attached hereto as Exhibit2.2.

         2.3 Capital Stock. The currently authorized capital stock of THERMACELL consists of 20,000,000 shares of common stock, $.0001 par value, of which 1,000,000 shares were outstanding as of June 1, 2003, and 5,000,000 shares of Series A and Series B preferred stock, $.0001 par value, of which (0) shares were outstanding as of June 1, 2003. All outstanding shares of THERMACELL capital stock are duly authorized, validly issued, fully paid and nonassessable. The Plan of Reorganization provides for the issuance, or reservation for future issuance, of 10,000,000 new shares of THERMACELL common stock in the aggregate. Previously issued shares of THERMACELL common stock will be cancelled and replaced by the new shares authorized under the Plan of Reorganization. Pac Funding, LLC, a Florida limited liability company, whose members are Augustine Capital Funding, L.P. and Private Capital Group, Inc., is entitled to 5,000,000 new THERMACELL common shares pursuant to the Plan of Reorganization. General unsecured creditors and unsecured claims are entitled to 4,000,000 new THERMACELL common shares pursuant to the Plan of Reorganization. The existing shareholders of THERMACELL are entitled to 1,000,000 new THERMACELL common shares. No later than the earlier of seven days prior to the Closing Date or July 24, 2003, the distribution of shares of new THERMACELL common stock will be completed.

         2.4 Merger Stock. The Merger Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable. The Merger Stock shall be convertible at any time to shares of common stock, ___ par value, and following conversion, the holder of the shares of common stock received in connection with the conversion shall be entitled to sell, transfer, exchange, pledge or otherwise dispose of, or in any other way reduce the holder's risk relative to, or make any offer or agreement relating to any of the foregoing with respect to, any or all of such shares of common stock subject only to the requirements of Rule 144 with the period such holder held the Merger Stock being given full credit for purposes of meeting the holding period requirement of such rule.

2.5 THERMACELL SEC Reports. THERMACELL has filed all required reports, schedules, forms, statements, and other documents with the Securities and Exchange Commission (the "SEC"). In particular, but without limitation of the generality of the foregoing, THERMACELL has filed with the SEC, and has heretofore made available to ABSOLUTE and the ABSOLUTE Members, true and complete copies of THERMACELL's most recent annual report on Form 10-KSB, most recent quarterly report on Form 10-QSB, and most recent Form 8-K. These reports, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, as applicable, and the applicable rules and regulations of the SEC thereunder. No consent, approval or authorization of any governmental or regulatory authority or any other party or person is required to be obtained by either THERMACELL or Merger Sub in connection with its execution, delivery and performance of this Agreement and the articles of merger or the transactions contemplated hereby or thereby, except such as shall have been obtained by the Closing Date.

         2.6. Subsidiaries. Schedule 2.6 sets forth the name, principal place of business and jurisdiction of organization of each corporation, partnership, association, joint venture, or other entity or business enterprise in which THERMACELL, directly or indirectly, owns any shares of the capital stock or has any other equity interest (each such corporation, partnership, association, joint venture, or other entity or business enterprise is referred to herein individually as a "Subsidiary" and, collectively, as the "Subsidiaries"), and sets forth the jurisdiction in which each Subsidiary is qualified to do business. Other than as set forth in Schedule 2.6, (i) THERMACELL does not own, directly or indirectly, any shares of capital stock or have any other equity interest in any corporation, partnership, association, joint venture, or other entity or business enterprise, (ii) THERMACELL does not control, beneficially or otherwise, any other corporation, partnership, association, joint venture, or other entity or business organization and (iii) THERMACELL does not have any commitment to contribute capital of, make loans or advances to, or share the losses of any enterprise.

         2.7. Power and Authority. Execution and delivery of this Agreement and other instruments, agreements and documents referred to herein by THERMACELL and Merger Sub, and the performance of the transactions contemplated hereby have been (or by Closing will be) duly and validly authorized by the Board of Directors of THERMACELL and Merger Sub, and this Agreement and the other agreements, instruments and documents referred to herein will be, when executed, binding upon and enforceable against THERMACELL and Merger Sub in accordance with their terms. All corporate and other proceedings required to be taken by or on behalf of THERMACELL and Merger Sub in order to authorize THERMACELL and Merger Sub to enter into and carry out this Agreement and for the transfer and delivery of the Merger Stock to be transferred by it hereunder have been duly and properly taken and THERMACELL and Merger Sub will be bound by all such actions.

         2.8. No Conflicts. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and compliance with the terms of this Agreement by THERMACELL will not:

                  a. conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or the Bylaws of, THERMACELL and its Subsidiaries or of any indenture, mortgage, loan agreement or other instrument or agreement to which THERMACELL or any of its Subsidiaries is a party or by which it or its property is bound, or of any applicable law, rule, regulation, judgment, order or decree of any government, governmental authority or instrumentality, or court, domestic or foreign, having jurisdiction over THERMACELL or any of its Subsidiaries or any of its assets or properties, or of any agreement among shareholders of THERMACELL and any of its Subsidiaries or between THERMACELL and any of its Subsidiaries and its shareholders; or

                  b. result in the creation of any lien, charge or encumbrance upon the stock or upon any of the assets or properties of THERMACELL or its Subsidiaries.

         2.9. Litigation. Except as disclosed in Schedule 2.9 and except for the bankruptcy proceeding described in Section 2.2 above, neither THERMACELL nor its
Subsidiaries:

                  a. is a party to any litigation, proceeding or administrative investigation, and, none is pending or to the best of its knowledge threatened against them, their respective properties, any property used in the business of THERMACELL and its Subsidiaries or the transactions contemplated by this Agreement;

                  b. knows of any outstanding order, writ, injunction or decree of any court, government, governmental authority or arbitration against or affecting it, its properties or business;

                  c. knows of any basis for any such litigation, proceeding or investigation to have a materially adverse effect, financial or otherwise, on the business, property, operations or prospects of THERMACELL and its Subsidiaries; and

                  d. knows of any material infringement of any copyright, trademark, trade name, patent or other proprietary right owned or licensed by it.

                  There is no action, suit or proceeding pending against THERMACELL or its Subsidiaries before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, the delivery or the performance by THERMACELL of this Agreement or of any of the other instruments, agreements and documents described herein or constitute a default with respect to any other instrument, agreement or document to which THERMACELL is subject or bound.

         2.10. Compliance With Applicable Laws. The conduct of the business of THERMACELL does not violate or infringe upon any federal, state, local or foreign law, statute, ordinance, license or regulation presently in effect. THERMACELL has maintained and currently maintains all licenses and permits required by all local, state and federal authorities and regulatory bodies, and THERMACELL will continue to conduct its business in compliance therewith.

         2.11. Approvals and Consents. No consent, approval or authorization of any governmental authority, person or entity not a party to this Agreement is required to be obtained by THERMACELL in connection with the execution, delivery or performance of this Agreement or of any other document, instrument or agreement referred to herein by THERMACELL or the consummation by it of the transactions contemplated hereby except for the filing of articles or a certificate of merger with the Secretary of State of Florida and of Texas.

         2.12. Enforceability. This Agreement and all instruments, agreements and documents contemplated herein constitutes, or when executed and delivered will constitute, the valid and binding obligations of THERMACELL enforceable in accordance with their respective terms, subject only to laws of general application affecting creditor's rights.

         2.13. Schedules. The Schedules to this Agreement set forth true, complete and accurate information describing the matters set forth therein.

         2.14. No Brokers. Except for the Harrelson group, all negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of THERMACELL or any stockholder of THERMACELL in such manner as to give rise to any valid claim against THERMACELL, any stockholder of THERMACELL, or ABSOLUTE for any broker's or finder's fee or similar compensation.

         2.15     Tax-Free Reorganization Matters.

          (a) No inter-corporate indebtedness exists between THERMACELL and the Merger Sub that was issued at a discount, acquired at a discount or will be settled at a discount.

          (b) THERMACELL has no present plan or intention to sell or dispose of any of the assets of ABSOLUTE after the Closing, except for (i) sales, transfers or other distributions made in the ordinary course of business and (ii) transfers or successive transfers to one or more corporations controlled within the meaning of Section 368(c) of the Code in each case by the transferor corporations.

          (c) Following the Closing, THERMACELL intends to continue the historic businesses of ABSOLUTE that are presently conducted or use a significant portion of ABSOLUTE's historic assets in operating a business.

          (d) The Merger Stock is voting stock.

          (e) Following the Closing, the Surviving Company will hold at least ninety percent (90%) of the fair market value of ABSOLUTE's net assets and at least seventy percent (70%) of the fair market value of ABSOLUTE's gross assets and at least ninety percent (90%) of the fair market value of Merger Sub's net assets and at least seventy percent (70%) of the fair market value of Merger Sub's gross assets held immediately prior to Closing. Reorganization expenses, and all redemptions and distributions (except for regular, normal dividends) made by ABSOLUTE or the Merger Sub will be included as assets of ABSOLUTE or the Merger Sub, respectively, immediately prior to Closing.

          (f) Immediately prior to Closing, THERMACELL will be in control of Merger Sub within the meaning of Section 368(c) of the Code. THERMACELL has no plan or intention to cause ABSOLUTE to issue additional membership interests that would result in THERMACELL losing control of ABSOLUTE within the meaning of Section 368(c) of the Code.

          (g) Merger Sub will have no liabilities assumed by ABSOLUTE, and will not transfer to ABSOLUTE any assets subject to liabilities as part of the transactions contemplated by this Agreement.

          (h) Neither THERMACELL nor Merger Sub is an investment company as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code.

          2.16 Rule 145 Representations. THERMACELL, as described in Rule 144(c)(i) of the Act, has filed all reports required to be filed by Sections 13 or 15(d) of the Exchange Act during the past twelve (12) months, and has been subject to such filing requirements for the past ninety (90) days. THERMACELL Stock is registered pursuant to Section 12 of the Exchange Act.

         2.17 Investment Representations. THERMACELL and its representatives have been provided ample opportunity to ask questions of ABSOLUTE's management, and have received answers satisfactory to such representatives regarding the financial condition, business and affairs of ABSOLUTE and such other information as it desired in order to evaluate the purchase of membership interests in ABSOLUTE. THERMACELL is purchasing for its own account for the purpose of investment and not with a view for sale in connection with any distribution thereof. THERMACELL has been advised prior to investing that the Absolute interests may not be resold without an exemption from registration. THERMACELL's representatives have the knowledge and experience to evaluate the merits and risks of the purchase of the ABSOLUTE membership interests. THERMACELL acknowledges that Thomas F. Duszynski and Don Huggins are the representatives of THERMACELL. Neither of the THERMACELL representatives has any material relationship to Absolute. Thermacell has the financial ability to bear the economic risk of holding the ABSOLUTE membership interests for an indefinite period of time and to suffer the complete loss of its investment in the ABSOLUTE membership interests. Thermacell sought out Absolute, solicited the acquisition of the ABSOLUTE membership interests and proposed the merger transaction to the holders of Absolute membership interests.


         2.18. Disclosure. Neither this Agreement nor any of the Schedules attached hereto contains any untrue statements of a material fact or omit to sate a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. THERMACELL knows of no fact or condition which materially adversely affects, or in the future may materially adversely affect, the condition, properties, assets, liabilities, business, operations or prospects of THERMACELL taken as a whole which has not been set forth herein or in the attached Schedules.

           III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ABSOLUTE

         ABSOLUTE and James D. Wright hereby jointly and severally represent, warrant and covenant as follows:

         3.1. Company Status. ABSOLUTE is a limited liability company duly organized and existing in good standing under the laws of the State of Texas and has full authority and power to own its properties and conduct its business as now conducted, and is qualified as a foreign limited liability company in all jurisdictions where required by law because it conducts business, owns assets or maintains a presence therein.

         3.2. Subsidiaries. Schedule 3.2 sets forth the name, principle place of business and jurisdiction of organization of each corporation, partnership, association, joint venture, or other entity or business enterprise in which ABSOLUTE, directly or indirectly, owns any shares of the capital stock or has any other equity interest (each such corporation, partnership, association, joint venture, or other entity or business enterprise is referred to herein individually as a "Subsidiary" and, collectively, as the "Subsidiaries"), and sets forth the jurisdiction in which each Subsidiary is qualified to do business. In addition, Schedule 3.2 accurately and completely sets forth (a) the number of shares of capital stock or other securities or ownership interests of each Subsidiary that are owned by ABSOLUTE, and the percentage of the total outstanding number of such shares or other securities or ownership interests that are owned, and (b) the names and addresses of the owners of any shares or other securities or ownership interests in any Subsidiary that are not owned by ABSOLUTE. Other than as set forth in Schedule 3.2, (i) ABSOLUTE does not own, directly or indirectly, any shares of capital stock or have any other equity interest in any corporation, partnership, association, joint venture, or other entity or business enterprise, (ii) ABSOLUTE does not control, beneficially or otherwise, any other corporation, partnership, association, joint venture, or other entity or business organization and (iii) ABSOLUTE does not have any commitment to contribute capital of, make loans or advances to, or share the losses of any enterprise.

         3.3. Power and Authority. Execution and delivery of this Agreement and the other instruments, agreements and documents referred to herein by ABSOLUTE, and the performance of the transactions contemplated hereby have been duly and validly authorized by the ABSOLUTE Members, and this Agreement and the other agreements, instruments and documents referred to herein will be, when executed, binding upon and enforceable against ABSOLUTE in accordance with their terms. All company and other proceedings required to be taken by or on behalf of ABSOLUTE in order to authorize ABSOLUTE to enter into and carry out this Agreement and for the transfer and delivery of the membership interests in ABSOLUTE to be transferred hereunder have all been duly and properly taken, and ABSOLUTE will be bound by all such actions.

         3.4. No Conflicts. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and compliance with the terms of this Agreement by ABSOLUTE will not, to the best of the Knowledge of James D. Wright:

                  a. conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the articles of organization or the Regulations of ABSOLUTE or of any indenture, mortgage, loan agreement or other instrument or agreement to which ABSOLUTE is a party or by which it or its property is bound, or of any applicable law, rule, regulation, judgment, order or decree of any government, governmental authority or instrumentality, or court, domestic or foreign, having jurisdiction over ABSOLUTE or any of its assets or properties, or of any agreement among the ABSOLUTE Members or between ABSOLUTE and the ABSOLUTE Members; or

                  b. result in the creation of any lien, charge or encumbrance upon the membership interests or upon any of the assets or properties of ABSOLUTE.

         3.5. Financial Statements. Except as disclosed on Schedule 3.5, the financial statements of ABSOLUTE dated as of December 31, 2001, December 31, 2002, and March 31, 2003 (the "Financial Statements"):

                  a. are in accordance with the books and records of ABSOLUTE;

                  b. fairly set forth the financial condition and results of the operations of ABSOLUTE as of the relevant dates thereof and for the periods covered thereby;

                  c. contain and reflect all necessary and material adjustments for a fair representation of the results of operations and financial condition for the periods covered by the statements; and

                  d. will be provided to THERMACELL in audited form no later than 45 days following Closing.

         3.6. Absence of Undisclosed Liabilities. Except as disclosed in the Financial Statements or in Schedule 3.6, to the best of the Knowledge of James
D. Wright, ABSOLUTE is not obligated for, nor are any of the assets or properties of ABSOLUTE subject to, any liabilities of any kind, including without limitation trade liabilities incurred in the ordinary course of business.

         3.7. Absence of Certain Changes or Events. Except as disclosed in
Schedule 3.7, since the beginning of its current fiscal year, to the best of the Knowledge of James D. Wright, ABSOLUTE has not:

                  a. experienced any change in its financial condition, assets, liabilities, results of operations or business, any of which has been materially adverse;

                  b. suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting its properties or business;

                  c. mortgaged, pledged or subjected to lien, charge, security interest or any other encumbrance (other than the lien of taxes not yet due and payable) any of its assets or properties;

                  d. transferred or leased any of its assets or properties;

                  e. cancelled or compromised any debt or claim (except for adjustments made with respect to contracts for the purchase of supplies or for the sale of products which in the aggregate are not material);

                  f. waived or released any right of material value;

                  g. suffered any operating loss or other material loss;

                  h. issued or sold any membership interests or any other securities or granted any options for the purchase thereof;

                  i. made any amendment to or terminated any contract, license or other agreement to which it is a party;

                  j. received any payment or transfer in violation of Section 547 or Section 548 of the Federal Bankruptcy Code (11 U.S.C. 547, 548) or in violation of similar state law;

                  k. failed to make payment on any of its debts or other obligations as they have become due and payable in the ordinary course of business;

                  l. conducted its business other than in the ordinary course;
or

                  m. experienced any other event or condition of any character which has materially and adversely affected ABSOLUTE's business.

         3.8. Tax Matters. ABSOLUTE has prepared and filed or will file in a timely manner all federal, state and local tax returns and reports as are and have been required to be filed, which returns were prepared on a basis consistent with the financial statements of ABSOLUTE, and all taxes shown thereon to be due have been paid in full. ABSOLUTE has not executed or filed with the Internal Revenue Service or any other taxing authority any agreement extending the period for assessment or collection of any income or other taxes; and, as of the date hereof, ABSOLUTE is not a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against ABSOLUTE. No formal claims have been made or asserted against ABSOLUTE or its properties in which ABSOLUTE has an interest, and no formal claims have been made or asserted against ABSOLUTE or its properties by the United States Government or by any state or foreign country or local government for income, sales or any other taxes, except such as have been paid or are disclosed herein.

         3.9. Litigation. Except as disclosed in Schedule 3.9, ABSOLUTE:

                  a. is not a party to any litigation, proceeding or administrative investigation and none is pending or, to the best of James D. Wright's Knowledge, threatened against it, its properties, any property used in the business of ABSOLUTE, or the transactions contemplated by this Agreement;

                  b. to the best of the Knowledge of James D. Wright, is not subject to any outstanding order, writ, injunction or decree of any court, government, governmental authority or arbitration against or affecting it, its properties or business;

                  c. knows of no basis currently for any litigation, proceeding or investigation which might have a materially adverse effect, financial or otherwise, on the business, property, operations or prospects of ABSOLUTE; and

                  d. knows of no material infringement of any material copyright, trademark, trade name, patent or other proprietary right owned or licensed by it.

                  There is no action, suit or proceeding pending against ABSOLUTE before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, the delivery or the performance by ABSOLUTE of this Agreement.

         3.10. Title to Assets and Condition of Properties.

                  a. Except as disclosed on Schedule 3.10, ABSOLUTE has good and marketable title to all of the assets both real and personal, tangible and intangible, shown on its Financial Statements. Such assets are subject to no liens and encumbrances, including without limitation, mortgage, guaranty, judgment, execution, pledge, lien, conditional sales agreement, security agreement, encumbrance or charge, except as disclosed in the Financial Statements (with respect to which no default or basis therefor exists), except for liens for taxes not delinquent, and except for minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the value of the properties subject thereto or materially impair its operations and have arisen only in the ordinary course of business. ABSOLUTE expressly disclaims any warranty as to the condition of such assets, such assets being sold AS IS and WHERE IS.

                  b. The following paragraphs describe the business of ABSOLUTE:

     (i) All vendor and customer contracts, professional service agreements, subcontracting agreements, confidentiality agreements, purchase and sales orders, powers of attorney, undertakings, commitments and other agreements to which ABSOLUTE is a party and which relate in any manner to the business and/or relationship between ABSOLUTE and its customers, whether written or oral, shall be referred to herein collectively as the "Business Agreements." Attached as
Schedule 3.10(b)(i-1) is a list of all written Business Agreements which have been entered into between ABSOLUTE and its customers. Attached as Schedule 3.10(b)(i-2) is a detailed summary of all written non-customer Business Agreements between ABSOLUTE and others, including, without limitation, vendors or service providers, or which relate to any strategic partnerships, subcontracting or revenue sharing agreements, reselling arrangements or joint ventures between ABSOLUTE and others. Listed on Schedule 3.10(b)(i-3) is a description of each and every real estate, equipment and personal property lease (collectively, the "Leases") to which ABSOLUTE is a party. To the best of the Knowledge of James D. Wright, ABSOLUTE is not in default under any agreement and no other party to any agreement has made any claim or given ABSOLUTE notice of any dispute under any agreement, except as set forth on Schedule 3.9. Each agreement is in full force and effect.

     (ii) All of the tangible assets of ABSOLUTE, including without limitation, all motor vehicles, trucks, machinery, office and other equipment, furniture, computers and related equipment, business machines, telephones and telephone systems, parts and accessories, telephone numbers, facsimile numbers, e-mail addresses, IP addresses and Internet domain addresses presently utilized by ABSOLUTE shall be referred to herein collectively as the "Tangible Assets."
Attached hereto as Schedule 3.10(b)(ii) is a true and correct list or description of the material Tangible Assets. ABSOLUTE expressly disclaims any warranty as to the condition of the Tangible Assets, such Tangible Assets being sold AS IS and WHERE IS.

     (iii)All trademarks, trade names, service marks, service names, logos, designs, and other trade rights and all registrations and applications therefor, all know-how, trade secrets, technology or processes, all web sites and all computer programs, data files and data bases, software code and documentation owned or used by ABSOLUTE, other than off-the-shelf software licensed by ABSOLUTE, shall be referred to herein collectively as the "Intellectual Property." Attached hereto as Schedule 3.10(b)(iii) is a list of all of the Intellectual Property. To the Knowledge of James D. Wright, ABSOLUTE is not infringing on the rights of any third parties to Intellectual Property used, but not owned by, ABSOLUTE. ABSOLUTE has not sent or otherwise communicated to any other person any notice, charge, claim or assertion of, nor has any knowledge of, any present, impending or threatened infringement by such other person of any Intellectual Property. To the best of the Knowledge of James D. Wright, ABSOLUTE's rights in the Intellectual Property are valid and enforceable. ABSOLUTE has received no written demand, claim, notice or inquiry from any person in respect of the Intellectual Property which challenges, threatens to challenge or inquires as to whether there is any basis to challenge, the validity of, or the rights of ABSOLUTE in, the Intellectual Property. To James
D. Wright's Knowledge, ABSOLUTE is not in violation or infringement of, and has not violated or infringed, any intellectual property rights of any other person. To the Knowledge of James D. Wright, no third party is infringing on the rights of ABSOLUTE in and to the Intellectual Property. ABSOLUTE has not granted a license with respect to the Intellectual Property to any person.

         3.11. Accounts Receivable. All of the accounts receivable of ABSOLUTE are disclosed on Schedule 3.11 and at the Closing will be bona fide trade accounts receivable, except as specified in Schedule 3.11; provided, however, that no representation or warranty is made as to the collectibility of the accounts receivable.

         3.12. Insurance Coverage. ABSOLUTE maintains the policies listed on
Schedule 3.12 for fire, casualty, liability, use and occupancy and other insurance covering its properties and assets. Such policies or like policies are, as of the date of this Agreement, and will be on the Closing Date, outstanding and duly in force. True and complete copies of all such policies shall be made available to THERMACELL for inspection.

         3.13. No Interest in Competitors and Others. Except as previously disclosed to THERMACELL or as set forth on Schedule 3.13, neither ABSOLUTE nor any officer or member of ABSOLUTE, owns, directly or indirectly, any interest in (except for the ownership of marketable securities of publicly owned corporations representing in no case more than five percent of the outstanding shares of such class of securities) or controls or is an employee, officer, director or partner of, participant in or consultant to any corporation, association, partnership, limited partnership, joint venture or other business organization, which is a competitor, supplier, customer, landlord or tenant of ABSOLUTE.

         3.14. Compliance With Applicable Laws. To the best of the Knowledge of James D, Wright, the conduct of the business of ABSOLUTE does not violate or infringe upon any federal, state, local or foreign law, statute, ordinance, license or regulation presently in effect, or any right or concession, copyright, trademark, trade name, patent, know-how or other proprietary right of others, the enforcement of which would materially adversely affect either the business of ABSOLUTE or the value of the assets being conveyed hereunder. To the best of the Knowledge of James D. Wright, ABSOLUTE has maintained and currently maintains all licenses and permits required by all local, state and federal authorities and regulatory bodies, and ABSOLUTE will continue to conduct its business in compliance therewith.

         3.15. Approvals and Consents. To the best of the Knowledge of James D. Wright, no consent, approval or authorization of any governmental authority, person or entity not a party to this Agreement is required to be obtained by ABSOLUTE in connection with the execution, delivery or performance of this Agreement or of any other document, instrument or agreement referred to herein, or the consummation by it of the transactions contemplated hereby, except for the filing of articles or a certificate of merger with the Secretary of State of Florida and of Texas.

         3.16. No Discontinuance of Customers. Except as disclosed on Schedule 3.16, no customers of ABSOLUTE have notified ABSOLUTE that they intend to discontinue their relationship with ABSOLUTE.

         3.17. Enforceability. This Agreement and all instruments, agreements and documents contemplated herein constitute, or when executed and delivered will constitute, the valid and binding obligations of ABSOLUTE enforceable in accordance with their respective terms, subject only to laws of general application affecting creditor's rights.

         3.18. Schedules. To the best of the knowledge of James D. Wright, the Schedules to this Agreement set forth true, complete and accurate information describing the matters set forth therein.

         3.19. Membership Interests. Schedule 3.19 lists all of the ABSOLUTE Members and their respective membership interests in ABSOLUTE. Except as disclosed in Schedule 3.19, there are no outstanding offers, subscriptions, options, warrants, rights or other agreements or commitments obligating ABSOLUTE or any ABSOLUTE Member to issue or sell, or cause to be issued or sold, any interests of ABSOLUTE or obligating ABSOLUTE or any ABSOLUTE Member to enter into any such agreement or commitment.

         3.20. Other Material Contracts. ABSOLUTE has furnished to THERMACELL copies, where such is in writing, of all agreements, contracts and commitments of the following types, written or oral, to which ABSOLUTE is a party or by which it or any of its properties is bound as of the date hereof: (a) mortgages, indentures, notes, letters of credit, security agreements and other agreements and instruments relating to the borrowing of money by or extension of credit to ABSOLUTE; (b) employment and consulting agreements; (c) employee benefit, profit-sharing and retirement plans; (d) collective bargaining agreements; (e) material agreements under which gross revenues will or are expected to exceed $100,000 during ABSOLUTE's fiscal year ending 2003; (f) all joint venture or partnership agreements to which ABSOLUTE is a party; (g) licenses of software and any material patent, trademark and other industrial property rights; (h) agreements or commitments for capital expenditures in excess of $50,000; (i) brokerage or finder's agreements; and (j) agreements, contracts, leases and commitments of a type other than those described in the foregoing clauses (a) through (i) which, in any case, involve aggregate payments or receipts of more than $50,000 per annum. ABSOLUTE has made available to THERMACELL complete and correct copies of all written agreements, contracts and commitments, together with all amendments thereto, and accurate descriptions of all oral agreements. All such agreements, contracts and commitments are in full force and effect and, to the best of James D. Wright's Knowledge, all parties thereto have performed all material obligations required to be performed by them to date, are not in default in any material respect thereunder, and have not violated any representation or warranty, explicit or implied, contained therein.

                  3.21. Employees. To the Knowledge of James D. Wright, no executive, key employee, or group of employees has any plans to terminate employment with ABSOLUTE. ABSOLUTE is not a party to or bound by any collective bargaining agreement, nor has ABSOLUTE experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. ABSOLUTE has not committed any unfair labor practice that has not been resolved. James D. Wright has no Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of ABSOLUTE.

         3.22. Employee Benefits.

         (i) Schedule 3.22 lists each Employee Benefit Plan that ABSOLUTE maintains or to which ABSOLUTE contributes.

         (ii) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of ABSOLUTE.

         (iii) Each such Employee Benefit Plan which is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code Sec. 401(a) and has received, within the last two years, a favorable determination letter from the Internal Revenue Service.

         (iv) The market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan equals or exceeds the present value of all vested and nonvested liabilities thereunder determined in accordance with methods, factors, and assumptions applicable to an Employee Pension Benefit Plan.

         3.23. Environment, Health, and Safety. To the best of the Knowledge of James D. Wright:

         (i) ABSOLUTE and its predecessors has complied and is in compliance with all Environmental, Health, and Safety Requirements.

         (ii) Without limiting the generality of the foregoing, ABSOLUTE has obtained and complied with, and is in compliance with, all permits, licenses and other authorizations that are required pursuant to Environmental, Health, and Safety Requirements for the occupation of its facilities and the operation of its business.

         (iii) Neither ABSOLUTE nor its predecessors has received any written or oral notice, report or other information regarding any actual or alleged violation of Environmental, Health, and Safety Requirements, or any liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to any of them or its facilities arising under Environmental, Health, and Safety Requirements.

         (iv) None of the following exists at ABSOLUTE's owned or leased facilities: (1) underground storage tanks, (2) asbestos-containing material in any form or condition, (3) materials or equipment containing polychlorinated biphenyls, or (4) landfills, surface impoundments, or disposal areas.

         (v) Neither this Agreement nor the consummation of the transaction that is the subject of this Agreement will result in any obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties.

         (vi) Neither ABSOLUTE nor any of its predecessors has, either expressly or by operation of law, assumed or undertaken any liability, including without limitation any obligation for corrective or remedial action, of any other Person relating to Environmental, Health, and Safety Requirements.

         (vii) No facts, events or conditions relating to the past or present facilities, properties or operations of ABSOLUTE or any of its predecessors will prevent, hinder or limit continued compliance with Environmental, Health, and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental, Health, and Safety Requirements, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental, Health, and Safety Requirements, including without limitation any relating to onsite or offsite releases or threatened releases of hazardous materials, substances or wastes, personal injury, property damage or natural resources damage.

         3.24. No Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of ABSOLUTE or any ABSOLUTE Member in such manner as to give rise to any valid claim against ABSOLUTE or any ABSOLUTE Member for any broker's or finder's fee or similar compensation.

         3.25. Disclosure. To the best of the Knowledge of James D. Wright, neither this Agreement nor any of the Schedules attached hereto contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact or condition within the Knowledge of James D. Wright which materially adversely affects, or in the future may materially adversely affect, the condition, properties, assets, liabilities, business, operations or prospects of ABSOLUTE taken as a whole which has not been set forth herein or in the attached Schedules.

            IV. CONDUCT OF THERMACELL'S BUSINESS PENDING CLOSING DATE

         From and after the date of this Agreement and until the Closing Date, THERMACELL shall operate its business only in the usual, regular and ordinary manner and, to the extent consistent with such operation, keep the business organization intact, keep available the services of its present officers and employees and preserve the present business relationships with customers, suppliers and others having business dealings with THERMACELL.

             V. CONDUCT OF ABSOLUTE'S BUSINESS PENDING CLOSING DATE

         From and after the date of this Agreement and until the Closing Date, except as disclosed on Schedule V, ABSOLUTE shall operate its business only in the usual, regular and ordinary manner and, to the extent consistent with such operation, keep the business organization intact, keep available the services of its present officers and employees and preserve the present business relationships with Customers, suppliers and others having business dealings with ABSOLUTE.

                            VI. ADDITIONAL AGREEMENTS

         6.1. Cooperation to Effectuate Transaction. Each of ABSOLUTE, the ABSOLUTE Members, THERMACELL and Merger Sub shall use their respective good faith efforts to:

                  a. take all such action as may be required under federal securities laws and state securities laws in connection with the transactions contemplated by this Agreement;

                  b. cooperate with one another in order to remove any other impediment to the consummation of the transactions contemplated herein; and

                  c. furnish to one another and to one another's counsel all such information as may be required in order to effect the foregoing actions.

         6.2. Compliance with Conditions Precedent; Further Assurances. THERMACELL, Merger Sub, ABSOLUTE, and the ABSOLUTE Members will each use its or his or her reasonable good faith efforts to cause the conditions precedent to the Merger set forth in Article VII hereof to be fulfilled and, subject to the terms and conditions herein provided, to take, or cause to be taken, all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Merger. In case at any time after the Effective Time any further actions are necessary or desirable to carry out the purposes of this Agreement, the ABSOLUTE Members and the proper officers and/or directors of ABSOLUTE, THERMACELL or Merger Sub, as the case may be, shall take all such necessary actions.

         6.3. Certification Notifications. At all times from the date hereof until the Effective Time, each party shall promptly notify the others in writing of the occurrence of any event which will or may result in the failure to satisfy any of the conditions specified in Article VII.

         6.4. Adoption by Merger Sub. THERMACELL, as the sole shareholder of Merger Sub, by execution of this Agreement, consents to the adoption of this Agreement by Merger Sub and agrees that such consent shall be treated for all purposes as a vote duly adopted at a meeting of the shareholders of Merger Sub held for this purpose.

         6.5. Expenses. All costs and expenses incurred by THERMACELL and Merger Sub in connection with this Agreement and the transactions contemplated hereby shall be borne or paid by THERMACELL and Merger Sub. All costs and expenses incurred by ABSOLUTE and the ABSOLUTE Members in connection with this Agreement and the transactions contemplated hereby shall be borne or paid by ABSOLUTE or the ABSOLUTE Members.

         6.6 THERMACELL Capital Structure. At the Effective Time, the capital ownership of THERMACELL will be as follows:


Pac Funding, LLC                            5,000,000 shares of common stock
Unsecured creditors/claims                  4,000,000 shares of common stock (allocated)
Pre-petition THERMACELL shareholders        1,000,000 shares of common stock (allocated)
Harrelson group                             3,000,000 shares of common stock
Glenn Bagwell, as escrow agent              2,000,000 shares of common stock
Tom Duszynski                               1,000,000 shares of common stock
Private Capital Group, Inc.                 2,000,000 shares of common stock
Private Capital Group, Inc. (new issue)     2,000,000 shares of common stock
ABSOLUTE Members                            27,000,000 shares of Class A convertible preferred stock.


         6.7 THERMACELL Board of Directors. At the Closing Date , THERMACELL's Board of Directors shall consist of Jim Wright, Bill Davis, a designee of ABSOLUTE, Tom Duszynski, and Bob Cordrick with Messrs. Wright, Davis and Duszynski elected to 2-year terms and Messrs. Cordrick and the ABSOLUTE designee elected to 1-year terms.

         6.8 Dilution - Reverse Splits. After Closing, there will be no dilution of THERMACELL common stock or reverse splits thereof until such stock has closed at or above $3.00 per share for ninety (90) consecutive trading days, or until the end of one (1) year following the Closing Date, whichever occurs first; provided, however, that the foregoing shall not be construed to limit, or delay the exercise of, the right of the ABSOLUTE Members to convert any or all of the Merger Stock into shares of common stock.

                           VII. CONDITIONS FOR CLOSING

         7.1. Conditions Precedent to the Obligations of All Parties. Notwithstanding any other provision of this Agreement, the obligations of both THERMACELL and Merger Sub, and of ABSOLUTE and the ABSOLUTE Members, to effect the Merger shall be subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

                  a. all permits, approvals and consents of any governmental body or agency necessary or appropriate for consummation of the Merger shall have been obtained;

                  b. no preliminary or permanent injunction or other order of a court or governmental agency or authority in the United States shall have been issued and be in effect, and no United States federal or state statute, rule or regulation shall have been enacted or promulgated after the date hereof and be in effect, that (i) prohibits the consummation of the Merger or (ii) imposes material limitations on the ability of the Surviving Company to exercise full rights of ownership of ABSOLUTE's assets or business;

                  c. there shall not be any action or proceeding commenced by or before any court or governmental agency or authority in the United States, that challenges the consummation of the Merger or seeks to impose material limitations on the ability of the Surviving Company to exercise full rights regarding the assets or business of ABSOLUTE;

                  d. the transaction shall have been duly and validly authorized by the respective Boards of Directors of THERMACELL and Merger Sub;

                  e. the transaction shall have been duly and validly authorized by the ABSOLUTE Members, and no ABSOLUTE Member shall have exercised any rights to dissent from the Merger under applicable provisions of the TLLCA; and

                  f. the parties acknowledge that no Schedules will be delivered prior to execution of this Agreement; therefore, prior to the Effective Time, all Schedules shall have been attached hereto, and the party under this Agreement being furnished the Schedules shall be satisfied with the information set forth therein in its sole and absolute discretion.

         7.2. Additional Conditions Precedent to the Obligations of THERMACELL and Merger Sub. In addition to the conditions contained in Section 7.1, the obligations of THERMACELL and Merger Sub to effect the Merger shall also be subject to the fulfillment as of the Effective Time of each of the following conditions:

                  a. the representations and warranties of ABSOLUTE contained in
Article III shall be true in all material respects at and as of the date hereof and as of the Effective Time as if made at and as of such time; ABSOLUTE and the ABSOLUTE Members shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it or them prior to or at the Effective Time; and ABSOLUTE shall have delivered to THERMACELL and Merger Sub a certificate dated the Effective Time and signed on behalf of ABSOLUTE by its President to the effect set forth in this paragraph (a);

                  b. THERMACELL and Merger Sub shall have received from Pearson & Price, PLLC, counsel for ABSOLUTE and the ABSOLUTE Members, an opinion, dated the Closing Date, in form and substance satisfactory to THERMACELL, to the effect that (i) ABSOLUTE is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas, has the power to enter into this Agreement, consummate the Merger and to carry out the other transactions contemplated hereby; (ii) this Agreement has been duly authorized, executed and delivered by ABSOLUTE; (iii) this Agreement has been duly executed and delivered and constitutes valid and binding obligations of ABSOLUTE and the ABSOLUTE Members; and (iv) the execution, delivery and performance of this Agreement by ABSOLUTE will not constitute a breach or violation of, or default under, the articles of organization or the Regulations of ABSOLUTE. In rendering the foregoing opinion, Pearson & Price, PLLC may limit its opinions to the laws of the United States and the State of Texas and the rules and regulations of governmental agencies of such jurisdictions. Counsel may also take the customary exception to its opinion that the Agreement is a valid and binding obligation to allow for the effect of applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights and equitable principles, and counsel may rely upon certificates of officers and other persons as to questions of fact material to such opinion;

                  c. all approvals or consents of any third party (other than governmental agencies) required for the execution, delivery or performance of this Agreement by ABSOLUTE or the ABSOLUTE Members shall have been delivered to THERMACELL;

                  d. none of the ABSOLUTE Members shall have exercised dissenters' rights under the TLLCA in connection with the Merger; and

                  e. ABSOLUTE shall have completed a certified audit in accordance with applicable SEC regulations.

         7.3. Additional Conditions Precedent to the Obligations of ABSOLUTE. In addition to the conditions contained in Section 7.1, the obligations of ABSOLUTE and the ABSOLUTE Members to effect the Merger shall also be subject to the fulfillment as of the Closing Date of each of the following conditions:

                  a. the representations and warranties of THERMACELL and Merger Sub contained in Article II shall be true in all material respects at and as of the date hereof and as of the Effective Time as if made at and as of the Effective Time; THERMACELL and Merger Sub shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by each of them prior to or at the Effective Time; and THERMACELL and Merger Sub shall have delivered to ABSOLUTE certificates dated the Effective Time and signed on their behalf by their respective chairmen or presidents to the effect set forth in this paragraph (a);

                  b. ABSOLUTE shall have received from Donald P. Reed, Esq. counsel for THERMACELL and Merger Sub, an opinion, dated the Closing Date, to the effect that (i) THERMACELL is a corporation validly existing and in good standing under the laws of the State of Florida and has corporate power to enter into this Agreement and to carry out the transactions contemplated hereby; (ii) this Agreement has been duly authorized, executed and delivered by THERMACELL and constitutes its valid and binding obligation; (iii) the shares of Merger Stock issuable pursuant to the Merger have been duly and validly authorized and upon issuance at the Effective Time will be validly issued, fully paid and non-assessable; (iv) the execution, delivery and performance of this Agreement by THERMACELL will not constitute a breach or violation of, or default under, the Articles of Incorporation or Bylaws of THERMACELL, (v) if the Merger constitutes, or is deemed to include, an offering or sale of the membership interests of ABSOLUTE under any applicable federal and/or state securities laws or regulations, the appropriate steps have been taken to qualify and report such offering or sale as an exempt or exempted transaction under applicable federal and/or state securities laws and regulations, and (vi) at the Effective Time, the capital ownership of THERMACELL will be as follows:


Pac Funding, LLC                            5,000,000 shares of common stock
Unsecured creditors/claims                  4,000,000 shares of common stock (allocated)
Pre-petition THERMACELL shareholders        1,000,000 shares of common stock (allocated)
Harrelson group                             3,000,000 shares of common stock
Glenn Bagwell, as escrow agent              2,000,000 shares of common stock
Tom Duszynski                               1,000,000 shares of common stock
Private Capital Group, Inc.                 2,000,000 shares of common stock
Private Capital Group, Inc. (new issue)     2,000,000 shares of common stock
ABSOLUTE Members                            27,000,000 shares of Class A convertible preferred stock.

In rendering the foregoing opinion, Donald P. Reed, Esq. may limit his opinions to the laws of the United States and the State of Florida. Counsel may also take the customary exception to his opinion that the Agreement is a valid and binding obligation to allow for the effect of applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights and equitable principles and counsel may rely upon certificates of officers and other persons as to questions of fact material to such opinion;

                  c. Merger Sub shall have been duly and validly formed under the laws of the State of Texas;

                  d. ABSOLUTE shall have received from Johnson, Pope, Bokor, Ruppell & Burns, P.A., securities and bankruptcy counsel for THERMACELL, or from other counsel acceptable to ABSOLUTE, an opinion, dated the Closing Date, to the effect that:

                  1. The confirmation of the plan in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. discharged the debtor from all debts that arose before the date of confirmation.

                  2. The Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. did not provide for the liquidation of all or substantially all of the property of the estate as provided in Section 1141(d)(3)(A) of the Bankruptcy Code.

                  3. Following the consummation of the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc., the debtor did engage in business as provided in Section 1141(d)(3)(B).

                  4. All allowed administrative claims in Class A of the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. and all administrative claims due on the Effective Date of said Plan have been paid in full and no remaining balances are due.

                  5. All allowed priority Claims in Class B of the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. have been paid in full and no remaining balances are due.

                  6. The Allowed Priority Tax Claims in Class C in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. have been paid in full and no remaining balances are due.

                  7. PAC Funding, LLC the secured creditor in Class D-1 in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. has elected to have its claim for secured debt converted to equity in the Reorganized Debtor in an amount equal to fifty percent (50%) of the newly issued common stock as provided in the Order Confirming Plan.

                  8. All Class E-1 Allowed Unsecured Claims in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. have been paid in full and no remaining balances are due.

                  9. All Class E-2 Allowed Unsecured Claims in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. have received their pro rata share of newly issued common stock as provided in such Plan.

                  10. All Class F-1 equity interest holders in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1,In re: Thermacell Technologies, Inc. have received their pro rata share of newly issued common stock as provided in the Plan.

                  11. THERMACELL is in compliance with the Plan of Reorganization.

                  12. Neither THERMACELL nor its subsidiary is subject to any executory contracts.

                  13. There is no litigation pending against THERMACELL or its subsidiary.

                  14. Neither THERMACELL nor its subsidiary maintain any Employee Benefit Plans.

                  15. THERMACELL, as described in Rule 144(c)(i) of the Act, has filed all reports required to be filed by Sections 13 or 15(d) of the Exchange Act during the past twelve (12) months, and has been subject to such filing requirements for the past ninety (90) days; and the Merger Stock is convertible into shares of THERMACELL common stock that may be sold in accord with Rule 144(f) of the Act, subject only to the holding period requirement of Rule 145(d) and the limitation on the amount of securities sold under Rule 144(e).

                  e. THERMACELL shall have taken the appropriate corporate actions and made the necessary filings to authorize sufficient shares of its Class A convertible preferred stock to consummate the Merger and issue the Merger Stock to the ABSOLUTE Members;

                  f. THERMACELL shall have taken the appropriate actions to cause its common stock to be fully tradable on the OTC:BB and its representatives, Thomas F. Duszynski and Don Huggins, shall have executed and delivered a certificate that all such appropriate actions have been taken;

                  g. THERMACELL shall have taken the appropriate actions to duly authorize a total of 50,000,000 shares of preferred stock and 150,000,000 shares of common stock and amend its Articles of Incorporation to reflect such authorizations;

                  h. THERMACELL shall have taken the appropriate actions to adopt, and file with the Secretary of State of the State of Florida, the Certificate of Designation, Preference and Rights for all classes of its preferred stock; and

                  i. THERMACELL shall have taken the appropriate actions to amend its Bylaws, if necessary, to read in accord with Exhibit 7.3 attached hereto and to elect Jim Wright, Bill Davis and a designee of ABSOLUTE to its Board of Directors.


                     VIII. TERMINATION, AMENDMENT AND WAIVER

         8.1. Termination. This Agreement may be terminated at any time prior to the Effective Time:

                  a. by the written consent of ABSOLUTE and THERMACELL; or

                  b. by THERMACELL and Merger Sub, upon notice to ABSOLUTE, if any material default under, or material breach of, any agreement or covenant of ABSOLUTE or the ABSOLUTE Members contained in this Agreement has occurred or if any representation or warranty contained herein on the part of ABSOLUTE or the ABSOLUTE Members shall not have been true and correct in any material respect at and as of the date made; or

                  c. by ABSOLUTE, upon notice to THERMACELL and Merger Sub, if any material default under, or material breach of, any agreement or covenant of THERMACELL or Merger Sub contained in this Agreement has occurred or if any representation or warranty contained herein on the part of THERMACELL or Merger Sub shall not have been true and correct in any material respect at and as of the date made; or

                  d. by either party if the information set forth in Schedules and Exhibits to be attached to this Agreement after the date of execution and delivered prior to Closing are not satisfactory to the party to whom such Schedules and Exhibits are being furnished in its sole and absolute discretion; or

                  e. by THERMACELL and Merger Sub, on the one hand, or ABSOLUTE, on the other, upon notice to the other, if the Merger shall not have become effective on or before July 31, 2003, unless such date is extended by mutual consent of ABSOLUTE and THERMACELL.

             IX. REPRESENTATIONS AND WARRANTIES OF ABSOLUTE MEMBERS

         Each ABSOLUTE Member hereby represents and warrants, with respect to only such ABSOLUTE Member, to THERMACELL and Merger Sub as follows:

         9.1. Authority. Each ABSOLUTE Member (other than a natural person) has full corporate, partnership or trust (as the case may be) authority to execute, deliver and perform this Agreement and each other agreement, document or instrument required to be delivered by it hereby or in connection herewith (collectively, the "ABSOLUTE Member Documents"). Each ABSOLUTE Member (including a trustee of a trust that is an ABSOLUTE Member) that is a natural person has the right, capacity and all requisite authority to execute, deliver and perform the ABSOLUTE Member Documents. The execution, delivery and performance by each ABSOLUTE Member (other than a natural person or a trust) of the ABSOLUTE Member Documents has been duly authorized by all necessary corporate or partnership (as the case may be) action of such ABSOLUTE Member. This Agreement has been, and each other ABSOLUTE Member Documents when executed and delivered in accordance with this Agreement will be, duly executed and delivered by each ABSOLUTE Member. This Agreement constitutes, and each of the other ABSOLUTE Member Documents when executed and delivered in accordance with this Agreement will constitute, a valid and binding obligation of each ABSOLUTE Member, enforceable against such ABSOLUTE Member in accordance with its terms.

         9.2. Absence of Conflict. The execution, delivery or performance of the ABSOLUTE Member Documents will not (a) violate any provision of the certificate or articles of incorporation, bylaws, certificate of partnership, partnership agreement, declaration of trust or other organizational document of each ABSOLUTE Member (other than a natural person) or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to each ABSOLUTE Member.

         9.3. Investment Representations.

                  a. The Merger Stock to be received by each ABSOLUTE Member pursuant to this Agreement will be held by such ABSOLUTE Member for its/his/her own account for the purpose of investment and not with a present view for sale in connection with any distribution thereof.

                  b. Each ABSOLUTE Member's financial position is such that it/he/she can afford to bear the economic risk of holding the Merger Stock it/he/she receives pursuant to this Agreement for an indefinite period of time, and each ABSOLUTE Member can afford to suffer the complete loss of its/his/her investment in such Merger Stock.

                  c. Each ABSOLUTE Member has been provided an opportunity to ask questions of, and has received answers satisfactory to such ABSOLUTE Member from, THERMACELL and its representatives regarding the business and affairs of THERMACELL and such other information as it/he/she desired in order to evaluate an investment in the Merger Stock.

                  d. Each ABSOLUTE Member understands that the Merger Stock comprising the merger consideration to be received by it/him/her pursuant to this Agreement has not been registered under the Securities Act or applicable state securities laws in reliance upon specific exemptions from registration thereunder. Each ABSOLUTE Member agrees that the Merger Stock to be received by it/him/her pursuant to this Agreement may not be sold, offered for sale, exchanged, transferred, pledged or otherwise disposed of except pursuant to a registration statement under the Securities Act of 1933 or pursuant to an exemption from the registration requirements of the Securities Act of 1933 and in compliance with state securities laws, and the certificates for the Merger Stock will bear a legend to such effect. Upon registration, if any, there can be no assurance that a public market for the Merger Stock shares will exist. If shares of the Merger Stock are converted into shares of THERMACELL common stock, there likewise can be no assurance that a public market for such common shares will exist or that trading of such common shares can commence, or if commenced can be maintained, on the OTC:BB. As a result, a holder of THERMACELL tradable securities may find it difficult to dispose of, or to obtain accurate quotations as to the price of, the shares. In addition, THERMACELL securities may be subject to "penny stock" rules that impose sales practice and market making requirements on broker-dealers who sell and/or make a market in such securities. This could affect the ability or willingness of broker-dealers to sell and/or make a market in THERMACELL securities and the ability of holders of THERMACELL securities to sell their stock in the secondary market.

         9.4 Tax Matters. No ABSOLUTE Member is a foreign person subject to withholding under Section 1445 of the Code and the regulations promulgated thereunder.

                  X. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The warranties, representations, covenants and agreements set forth herein shall be continuous and shall survive the termination of this Agreement or any part hereof for a period of one year.

                              XI. ENTIRE AGREEMENT

         This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

                            XII. AMENDMENT AND WAIVER

         This Agreement may not be modified or amended except by an instrument in writing duly executed by the parties hereto. No waiver of compliance with any provision or condition hereof and no consent provided for herein shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such waiver or consent.

                                  XIII. NOTICES

         Notices required or permitted hereunder shall be deemed to be delivered hereunder if mailed with U.S. postage prepaid, or delivered via express delivery service, to (copies may be sent via facsimile):

If to THERMACELL or Merger Sub:

648 Snug Island
Clearwater, FL 33767
With a copy to:

Donald P. Reed, Esq.
100 Second Avenue South
Suite 200-S
St. Petersburg, FL 33701
Fax: 727-823-3465


If to ABSOLUTE and any ABSOLUTE Member:

2932 County Road 44
Robstown, TX 78380

With a copy to:

Paul O. Price, Esq.
Pearson & Price, PLLC
800 North Shoreline Blvd.
Suite 1700, South Tower
Corpus Christi, TX 78401
Fax: 361-885-0288

                                XIV. COUNTERPARTS

         This Agreement may be executed in one or more counterparts, and all such counterparts shall constitute one and the same instrument.

                                  XV. CAPTIONS

         Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

                           XVI. EXECUTION OF DOCUMENTS

         At any time and from time to time, the parties hereto shall execute such documents as are necessary to effect this Agreement.

                               XVII. MISCELLANEOUS

         17.1. Assignability. This Agreement shall not be assignable by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement.

         17.2. Venue; Process. The parties to this Agreement agree that jurisdiction and venue shall properly lie in the courts of the State of Texas in Nueces County, Texas, or in the United States District Court for the Southern District of Texas (Corpus Christi Division), with respect to any legal proceedings arising from this Agreement.

         17.3. Governing Law. This Agreement has been negotiated and prepared and shall be performed in the State of Texas , and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Texas (except that if any choice of law provision under Texas law would result in the application of the law of a state or jurisdiction other than the State of Texas, such provision shall not apply).

         17.4. Severability of Provisions. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         17.5. Successors and Assigns. The rights and obligations of the parties hereunder shall inure to the benefit of, and shall be binding and enforceable upon, the respective heirs (if personal), successors, assigns and transferees of either party.

         17.6. Reliance. All representations and warranties contained herein, or any certificate or other instrument delivered in connection herewith, shall be deemed to have been relied upon by the parties hereto, notwithstanding any independent investigation made by or on behalf of such parties.

         17.7. Attorney's Fees. The parties hereby agree that in the event any of the terms and conditions contained in this Agreement, including the indemnification provisions contained herein, must be enforced by reason of any past, existing or future delinquency of payment or failure of observance or of performance by any of the parties hereto, in each such instance, the defaulting party shall be liable for reasonable collection and/or legal fees, trial and appellate levels, any expenses and legal fees incurred, including time spent in supervision of paralegal work and paralegal time, and any other expenses and costs incurred in connection with the enforcement of any available remedy.

         17.8. Schedules. The Schedules to this Agreement, and the other materials and documents referenced herein, are incorporated by reference herein and are made a part hereof as if they were fully set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                  THERMACELL TECHNOLOGIES, INC.,
                                                  a Florida corporation

Attest:                                              By:
         -----------------------------------              --------------------
Print Name:                                          Its:
           ---------------------------------              --------------------


                                                  ABSOLUTE WASTE SERVICES, INC.,
                                                  a Texas corporation

Attest:                                              By:
       -------------------------------------             -----------------------
Print Name:                                          Its:
           ---------------------------------             -----------------------


                                                  ABSOLUTE INDUSTRIES, LLC,
                                                  a Texas limited liability
                                                  company

Attest:                                              By:
       -------------------------------------            ------------------------
Print Name:                                          Its:
           ---------------------------------            ------------------------





ABSOLUTE MEMBERS:


--------------------------------------------
James D. Wright

--------------------------------------------
William     Davis

--------------------------------------------
Larry      Woods


PRICE & PEARSON,
a Texas general partnership



By: __________________________________

EXHIBIT F
                              Articles of Amendment

              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                           SERIES A PREFERRED STOCK OF
                          ABSOLUTE WASTE SERVICES, INC.

         The undersigned, being the Secretary of ABSOLUTE WASTE SERVICES, INC., a Florida corporation ("Corporation"), DOES HEREBY CERTIFY as follows:

         FIRST: That pursuant to the Articles of Incorporation duly filed with the Secretary of State of the State of Florida, the total number of shares which the Corporation may issue, as stated in Article IV thereof, consists of One Hundred Fifty Million (150,000,000) shares of common voting stock having a par value of $.0001 per share, and Fifty Million (50,000,000) shares of preferred stock, par value $.001, which preferred stock shall have such voting power, preferences, rights, terms and conditions as established by the Board of Directors from time to time.

         SECOND: That pursuant to authority conferred upon the Board of Directors by Article IV of the Articles of Incorporation and Section 607.0602 of the Florida Business Corporation Act, the Board of Directors of the Corporation, acting by unanimous written consent, duly adopted the following resolution providing for the issuance of a series of preferred stock:

         RESOLVED that, pursuant to authority vested in the Board of Directors by Article IV of the Articles of Incorporation of this Corporation, a series of Preferred Stock is hereby established, the distinctive designation of which shall be "Series A Preferred Stock", and the preferences and relative, participating, optional or other special rights of Series A Preferred Stock, and the qualifications, limitations or restrictions thereof, shall be as follows:

         1. Designation. The designation of the series of preferred stock described in Article IV shall be Series A Preferred Stock, $.001 par value (hereinafter "Series A Preferred Stock"), and the number of shares constituting such series shall be 27,500,000.

         2. Voting Rights. The holders of Series A Preferred Stock shall be entitled to three (3) votes for each share of such stock held on all matters on which the holders of Common Stock are entitled to vote and shall vote together with the holders of Common Stock and not as a separate class, unless otherwise required by Florida law.

         3. Dividend Rights. Shares of Series A Preferred Stock shall be entitled to the same dividends and dividend rights as shares of Common Stock. All dividends payable with respect to shares of Series A Preferred Stock on any dividend payment date shall be paid prior to the payment of dividends on Common Stock.

         4. Redemption Rights. Shares of Series A Preferred Stock shall have no redemption rights.

         5. Liquidation. Shares of Series A Preferred Stock shall have the same liquidation rights as shares of Common Stock. Shares of Series A Preferred Stock shall have no liquidation preferences.

         6. Conversion Rights. Shares of Series A Preferred Stock shall have the following conversion rights:

                  a. Conversion Formula. Any holder of shares of Series A Preferred Stock may convert each such share of Series A Preferred Stock into one (1) share of Common Stock of the Corporation at any time at the option of the holder.

                  b. Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders or such shares of Common Stock on such date (the "Conversion Date").

                  c. Stock Splits, etc. If the number of shares of Common Stock issued and outstanding at any time after the effective date of this Resolution is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision or split-up, as the case may be, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be appropriately adjusted by the Board of Directors of the Corporation so that the holder of any Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock that he would have owned immediately following such stock dividend or split action had such Series A Preferred Stock been converted immediately prior thereto.

                  d. Reverse Stock Splits, etc. If the number of shares of Common Stock issued and outstanding at any time after the effective date of this Resolution is decreased by a reverse stock split, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be appropriately adjusted so that the holder of any Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock that he would have owned immediately following such reverse stock split action had such Series A Preferred Stock been converted immediately prior thereto.

                  e. Notice of Adjustments. Whenever the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be adjusted as provided herein, the Corporation shall forthwith file, at the office of any conversion agent for the Series A Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of Series A Preferred Stock at its address appearing on the Corporation's records.

                  f. Taxes. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any Series A Preferred Stock.

                  g. Reserve Shares. The Corporation shall reserve at all times so long as any Series A Preferred Stock remains outstanding, free from preemptive rights, out of either or both of its treasury stock or its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding Series A Preferred Stock.

                  h. Governmental Approvals. If any shares of Common Stock to be reserved for the purpose of conversion of Series A Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the Series A Preferred Stock is then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

                  i. Valid Issue. All shares of Common Stock which may be issued upon conversion of the Series A Preferred Stock will, upon issuance by the Corporation, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Corporation shall take no action which will cause a contrary result.

         7. Reacquired Shares. Shares of Series A Preferred Stock converted or otherwise acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.

         8. No Sinking Fund. Shares of Series A Preferred Stock are not subject to the operation of a sinking fund.

         9. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereto.

         10. Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

         11. Remedies. The holders of the Series A Preferred Stock shall be granted the rights of specific performance, injunctive relief and any other remedies that may be otherwise available at law or in equity to enforce the provisions of this Certificate of Designation. The provisions of this Certificate of Designation are to be literally construed in interpreting the preferences granted to the Series A Preferred Stock hereunder.

         12. No Other Rights. The shares of Series A Preferred Stock shall not have any relative powers, preferences and rights, nor any qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation of the Corporation.

         13. Other Articles. All other articles and provisions of the Articles of Incorporation of the Corporation shall remain the same.


         IN WITNESS WHEREOF, the undersigned, being the Secretary of the Corporation, has hereunto set his hand as of the ____ day of _________________, 2003, and he hereby affirms that the foregoing Certificate is my act and deed and the act and deed of the Corporation and that the facts stated herein are true.

                                              ------------------------------
                                              Donald G. Huggins, Jr., Secretary



STATE OF FLORIDA  )
COUNTY OF PINELLAS         )

     The foregoing instrument was acknowledged before me this ____ day of ___________________, 2003 by Donald G. Huggins, Jr., as Secretary of Absolute Waste Services, Inc., a Florida corporation on behalf of the corporation, who is known to me and did take an oath.
                                    ___________________________
                                    Notary Public
                                    My commission expires:----------------------

MTC/ej/298002

EXHIBIT G

                         INDUCEMENT/INDEMNITY AGREEMENT

         WHEREAS, Thomas F. Duszynski and Don Huggins sought out the members and owners of Absolute Industries, LLC ("ABSOLUTE"), solicited the acquisition of the ABSOLUTE membership interests and proposed a merger transaction to the holders of Absolute membership interests by and between ABSOLUTE and ThermaCell Technologies, Inc. ("THERMACELL") (now known as Absolute Waste Services, Inc.).

         WHEREAS, Pac Funding, LLC, as the debtor in possession funding source, is willing to indemnify ABSOLUTE and THERMACELL for liabilities, debts and obligations of THERMACELL that exist or relate to events or circumstances prior to the Effective Time of the Agreement and Plan of Merger.

         NOW, THEREFORE, in order to induce the members and owners of ABSOLUTE to close the Agreement and Plan of Merger with THERMACELL without obtaining certain opinions from THERMACELL's counsel and without THERMACELL having taken the appropriate actions to cause its common stock to be fully tradable on the OTC:BB as required under such Agreement, Thomas F. Duszynski and Don Huggins hereby represent and warrant to the best of each of their respective knowledge to the members of ABSOLUTE that the following are true and correct as of the
Closing:

1. Bankruptcy Status. In November, 2001, THERMACELL filed a voluntary petition ("Bankruptcy Proceeding") for reorganization under Chapter 11 of the United States Bankruptcy Code. Pursuant to that action, the United States Bankruptcy Court for the Middle District of Florida confirmed THERMACELL's Plan of Reorganization on August 30, 2002 ("Plan of Reorganization"). A true and correct copy of the Plan of Reorganization is attached hereto as
     Exhibit 1. The previously existing assets and business of THERMACELL have been transferred to a newly-formed subsidiary free and clear of any and all debts, claims, liens, demands and interest of creditors, equity security holders and parties and interests, except as described on Schedule 1 attached hereto. The Plan of Reorganization does not provide for the liquidation of all or substantially all of the property of the bankruptcy estate of THERMACELL. THERMACELL, the reorganized debtor, did engage in its pre-petition business following consummation of the Plan of Reorganization.
     Schedule 1 attached hereto sets forth all debts, claims and demands that arose before the date of confirmation but that were not discharged upon the entry on March 21, 2003 of the Final Decree in the Bankruptcy Proceeding.

2. Pac Funding, LLC Indemnity. Provided that THERMACELL and ABSOLUTE WASTE ACQUISITIONS, INC. furnishes at their expense the required audited financial statements and other financial information Pac Funding, LLC ("PAC FUNDING") hereby agrees to pay the professional fees and other expenses incurred to file on behalf of THERMACELL and ABSOLUTE WASTE ACQUISITIONS, INC. for (i) the Form 15(c)(2)(11) with NASD, (ii) the EDGAR filing costs and expenses for Couture & Co. with the SEC the Form 10-KSB annual reports for the years ending September 30, 2003 and September 30, 2004, (iii) the Form 10-Q's and Form 8-K's required for all periods through September 30, 2004, the Form D required in connection with the consummation of the Agreement and Plan of Merger, and (iv) any other EDGAR costs and expenses of Couture & Co. for SEC filings required for all periods through September 30, 2004 (i.e. Forms 3, 4 and Schedule 13D). PAC FUNDING hereby agrees to indemnify and hold harmless THERMACELL, ABSOLUTE, ABSOLUTE WASTE ACQUISITIONS, INC. and their respective successors ("INDEMNITEES") from (i) all debts, claims, liabilities and demands of THERMACELL that arose before the date of confirmation of the Plan of Reorganization but were not discharged upon the entry on March 21, 2003 of the Final Decree in the Bankruptcy Proceeding, (ii) all liabilities, debts and obligations of THERMACELL or ABSOLUTE WASTE ACQUISITIONS, INC. that arose after the Final Decree in the Bankruptcy Proceeding from events or circumstances that occurred prior to the Effective Time of the Agreement and Plan of Merger, including without limitation professional fees and other expenses incurred by either THERMACELL or ABSOLUTE WASTE ACQUISITIONS, INC. in connection with the negotiation, documentation and consummation of the Agreement and Plan of Merger, (iii) liability for the professional fees and other expenses that PAC FUNDING, Thomas F. Duszynski, Don Huggins have agreed to pay in connection with the filings set forth above, and (iv) reasonable attorney's fees and expenses incurred by INDEMNITEES in enforcing this indemnification obligation. Schedule 2, attached hereto, sets forth all such debts, claims, demands and liabilities ("Assumed Liabilities"). PAC FUNDING shall deliver via wire transfer to THERMACELL cash in the total amount of the Assumed Liabilities on or before the Effective Time of the Merger. Thomas F. Duszynski and Don Huggins represent to ABSOLUTE and THERMACELL that PAC FUNDING is authorized to enter into this Agreement and undertake the indemnification obligations described herein. The Indemnity obligations set forth in this Section 2 are not personal obligations or guaranties of Thomas F. Duszynski and Don Huggins.

3. Litigation. Except as disclosed in Schedule 3 and except for the bankruptcy proceeding described in Section 1 above, neither THERMACELL nor its
     Subsidiaries:

                  a. is a party to any litigation, proceeding or administrative investigation, and, none is pending or to the best of its knowledge threatened against them, their respective properties, any property used in the business of THERMACELL and its Subsidiaries or the transactions contemplated by this Agreement;

                  b. knows of any outstanding order, writ, injunction or decree of any court, government, governmental authority or arbitration against or affecting it, its properties or business;

                  c. knows of any basis for any such litigation, proceeding or investigation to have a materially adverse effect, financial or otherwise, on the business, property, operations or prospects of THERMACELL and its Subsidiaries; and

                  d. knows of any material infringement of any copyright, trademark, trade name, patent or other proprietary right owned or licensed by it.

                  There is no action, suit or proceeding pending against THERMACELL or its Subsidiaries before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, the delivery or the performance by THERMACELL of this Agreement or of any of the other instruments, agreements and documents described herein or constitute a default with respect to any other instrument, agreement or document to which THERMACELL is subject or bound.

4. Investment Representations. THERMACELL and its representatives have been provided ample opportunity to ask questions of ABSOLUTE's management, and have received answers satisfactory to such representatives regarding the financial condition, business and affairs of ABSOLUTE and such other information as it desired in order to evaluate the purchase of membership interests in ABSOLUTE. THERMACELL is purchasing membership interests in ABSOLUTE for its own account for the purpose of investment and not with a view for sale in connection with any distribution thereof. THERMACELL has been advised prior to investing that the Absolute interests may not be resold without an exemption from registration. THERMACELL's representatives have the knowledge and experience to evaluate the merits and risks of the purchase of the ABSOLUTE membership interests. THERMACELL acknowledges that Thomas F. Duszynski and Don Huggins are the representatives of THERMACELL. Neither of the THERMACELL representatives has any material relationship to Absolute. Thermacell has the financial ability to bear the economic risk of holding the ABSOLUTE membership interests for an indefinite period of time and to suffer the complete loss of its investment in the ABSOLUTE membership interests. Thermacell sought out Absolute, solicited the acquisition of the ABSOLUTE membership interests and proposed the merger transaction to the holders of Absolute membership interests.

5. Financial Statements. Except as disclosed on Schedule 5 attached hereto, the annual financial statements of THERMACELL dated as of September 30, 2002 and the 9 month quarter financial statements as of June 30, 2003 (the "Financial Statements"):

               a.   are in accordance with the books and records of THERMACELL;

               b. fairly set forth the financial condition and results of the operations of THERMACELL as of the relevant dates thereof and for the periods covered thereby;

               c. contain and reflect all necessary and material adjustments for a fair representation of the results of operations and financial condition for the periods covered by the statements.

6. Absence of Undisclosed Liabilities. Except as disclosed in the Financial Statements or in Schedules 2 or 6 attached hereto, THERMACELL is not obligated for, nor are any of the assets or properties of THERMACELL subject to, any liabilities of any kind, including without limitation trade liabilities incurred in the ordinary course of business and professional fees incurred in connection with the negotiation, documentation and consummation of the Agreement and Plan of Merger.

7. Tax Matters. THERMACELL and its subsidiaries have prepared and filed or will file in a timely manner all federal, state and local tax returns and reports as are and have been required to be filed, which returns were prepared on a basis consistent with the financial statements of THERMACELL and its subsidiaries, and all taxes shown thereon to be due have been paid in full. Neither THERMACELL nor any of its subsidiaries have executed or filed with the Internal Revenue Service or any other taxing authority any agreement extending the period for assessment or collection of any income or other taxes; and, as of the date hereof other than as disclosed on
     Schedule 1, neither THERMACELL nor any of its subsidiaries is a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against THERMACELL or any of its subsidiaries. No formal claims have been made or asserted against THERMACELL or any of its subsidiaries or any property in which THERMACELL or any of its subsidiaries has an interest, and no formal claims have been made or asserted against THERMACELL, its subsidiaries or its properties by the United States Government or by any state or foreign country or local government for income, sales or any other taxes, except such as have been paid or are disclosed herein.

8. Material Contracts. THERMACELL has furnished to ABSOLUTE copies, where such is in writing, of all agreements, contracts and commitments of the following types, written or oral, to which THERMACELL or its subsidiary is a party or by which it or any of its properties is bound as of the date hereof: (a) mortgages, indentures, notes, letters of credit, security agreements and other agreements and instruments relating to the borrowing of money by or extension of credit to THERMACELL or any of its subsidiaries; (b) employment and consulting agreements; (c) employee benefit, profit-sharing and retirement plans; (d) collective bargaining agreements; (e) all joint venture or partnership agreements to which THERMACELL or any of its subsidiaries is a party; (f) licenses of software and any material patent, trademark and other industrial property rights;
     (g) agreements or commitments for capital expenditures in excess of $5,000;
     (i) brokerage or finder's agreements; and (h) agreements, contracts, leases and commitments of a type other than those described in the foregoing clauses (a) through (h) which, in any case, involve aggregate payments or receipts of more than $2,000 per annum. THERMACELL has made available to ABSOLUTE complete and correct copies of all written agreements, contracts and commitments, together with all amendments thereto, and accurate descriptions of all oral agreements. All such agreements, contracts and commitments are in full force and effect and, to the best of THERMACELL's Knowledge, all parties thereto have performed all material obligations required to be performed by them to date, are not in default in any material respect thereunder, and have not violated any representation or warranty, explicit or implied, contained therein.

9. PAC Funding, LLC the secured creditor in Class D-1 in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1, In re: Thermacell Technologies, Inc. has elected to have its claim for secured debt converted to equity in the Reorganized Debtor in an amount equal to fifty percent (50%) of the newly issued common stock as provided in the Order Confirming Plan.

10. All Class E-1 Allowed Unsecured Claims in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1, In re: Thermacell Technologies, Inc. have been paid in full and no remaining balances are due.

11. THERMACELL has instructed its transfer agent to issue and the transfer agent is in the process of issuing to all Class E-2 Allowed Unsecured Claims in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1, In re: Thermacell Technologies, Inc. their pro rata share of newly issued common stock as provided in such Plan.

12. THERMACELL has instructed its transfer agent to issue and the transfer agent is in the process of issuing to all Class F-1 equity interest holders in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1, In re: Thermacell Technologies, Inc. their pro rata share of newly issued common stock as provided in the Plan.

13. Assignability. This Agreement shall not be assignable by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement.

14. Venue; Process. The parties to this Agreement agree that jurisdiction and venue shall properly lie in the courts of the State of Texas in Nueces County, Texas, or in the United States District Court for the Southern District of Texas (Corpus Christi Division), with respect to any legal proceedings arising from this Agreement.

15. Governing Law. This Agreement has been negotiated and prepared and shall be performed in the State of Texas, and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Texas (except that if any choice of law provision under Texas law would result in the application of the law of a state or jurisdiction other than the State of Texas, such provision shall not apply).

16. Successors and Assigns. The rights and obligations of the parties hereunder shall inure to the benefit of, and shall be binding and enforceable upon, the respective heirs (if personal), successors, assigns and transferees of either party.

17. Reliance. All representations and warranties contained herein, or any certificate or other instrument delivered in connection herewith, shall be deemed to have been relied upon by the parties hereto, notwithstanding any independent investigation made by or on behalf of such parties.

18. Attorney's Fees. The parties hereby agree that in the event any of the terms and conditions contained in this Agreement must be enforced the defaulting party shall be liable for reasonable collection and/or legal fees, trial and appellate levels, any expenses and legal fees incurred, including time spent in supervision of paralegal work and paralegal time, and any other expenses and costs incurred in connection with the enforcement of any available remedy.

19. Schedules. The Schedules and Exhibits to this Agreement, and the other materials and documents referenced herein, are incorporated by reference herein and are made a part hereof as if they were fully set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Inducement Agreement as of the ____ day of ___________, 2003.


                                              ------------------------------
                                                   Thomas F. Duszynski

                                              ------------------------------
                                                      Don Huggins


                                              PAC FUNDING, LLC


                                              By:
                                                 ---------------------------
                                                      Don Huggins
                                                      Co-Manager


                                              By:
                                                 ---------------------------
                                                      Thomas F. Duszynski
                                                      Co-Manager




MTC/ej/299303